Exhibit 10.34



                SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                          dated as of May 22, 1996

                                   among

                       THE MULTICARE COMPANIES, INC.

                          SUBSIDIARY CO-BORROWERS

                           SUBSIDIARY GUARANTORS

                         THE BANKS SIGNATORY HERETO

                                    and

                       THE CHASE MANHATTAN BANK, N.A.

                                  as Agent

                             Table of Contents

ARTICLE 1.  DEFINITIONS; ACCOUNTING TERMS.  . . . . . . . . . . . . . .   2
     Section 1.01.  Definitions . . . . . . . . . . . . . . . . . . . .   2
                    -----------
     Section 1.02.  Accounting Terms  . . . . . . . . . . . . . . . . .  18
                    ----------------

ARTICLE 2.  THE CREDIT  . . . . . . . . . . . . . . . . . . . . . . . .  18
     Section 2.01.  Loans . . . . . . . . . . . . . . . . . . . . . . .  18
                    -----
     Section 2.02.  The Notes . . . . . . . . . . . . . . . . . . . . .  19
                    ---------
     Section 2.03.  Purpose . . . . . . . . . . . . . . . . . . . . . .  19
                    -------
     Section 2.04.  Borrowing Procedures  . . . . . . . . . . . . . . .  19
                    --------------------
     Section 2.05.  Prepayments and Conversions . . . . . . . . . . . .  20
                    ---------------------------
     Section 2.06.  Interest Periods; Renewals  . . . . . . . . . . . .  20
                    --------------------------
     Section 2.07.  Changes of Commitments  . . . . . . . . . . . . . .  20
                    ----------------------
     Section 2.08.  Certain Notices . . . . . . . . . . . . . . . . . .  20
                    ---------------
     Section 2.09.  Minimum Amounts . . . . . . . . . . . . . . . . . .  21
                    ---------------
     Section 2.10.  Interest  . . . . . . . . . . . . . . . . . . . . .  21
                    --------
     Section 2.11.  Fees  . . . . . . . . . . . . . . . . . . . . . . .  22
                    ----
     Section 2.12.  Payments Generally  . . . . . . . . . . . . . . . .  22
                    ------------------
     Section 2.13.  Restatement . . . . . . . . . . . . . . . . . . . .  23
                    -----------

ARTICLE 3.  YIELD PROTECTION; ILLEGALITY; ETC.  . . . . . . . . . . . .  23
     Section 3.01.  Additional Costs  . . . . . . . . . . . . . . . . .  23
                    ----------------
     Section 3.02.  Limitation on Types of Loans  . . . . . . . . . . .  25
                    ----------------------------
     Section 3.03.  Illegality  . . . . . . . . . . . . . . . . . . . .  25
                    ----------
     Section 3.04.  Certain Conversions pursuant to Sections 3.01 and
                    -------------------------------------------------
          3.03  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
          ----
     Section 3.05.  Certain Compensation  . . . . . . . . . . . . . . .  26
                    --------------------

ARTICLE 4.  CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . .  27
     Section 4.01.  Documentary Conditions Precedent  . . . . . . . . .  27
                    --------------------------------
     Section 4.02.  Additional Conditions Precedent . . . . . . . . . .  29
                    -------------------------------
     Section 4.03.  Deemed Representations  . . . . . . . . . . . . . .  29
                    ----------------------

ARTICLE 5.  REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . .  30
     Section 5.01.  Organization, Good Standing and Due Qualification .  30
                    -------------------------------------------------
     Section 5.02.  Power and Authority; No Conflicts . . . . . . . . .  30
                    ---------------------------------
     Section 5.03.  Legally Enforceable Agreements  . . . . . . . . . .  30
                    ------------------------------
     Section 5.04.  Litigation  . . . . . . . . . . . . . . . . . . . .  30
                    ----------
     Section 5.05.  Financial Statements  . . . . . . . . . . . . . . .  31
                    --------------------
     Section 5.06.  Ownership and Liens . . . . . . . . . . . . . . . .  31
                    -------------------
     Section 5.07.  Taxes . . . . . . . . . . . . . . . . . . . . . . .  31
                    -----
     Section 5.08.  ERISA . . . . . . . . . . . . . . . . . . . . . . .  32
                    -----
     Section 5.09.  Subsidiaries and Ownership of Stock . . . . . . . .  32
                    -----------------------------------
     Section 5.10.  Credit Arrangements . . . . . . . . . . . . . . . .  32
                    -------------------
     Section 5.11.  Operation of Business . . . . . . . . . . . . . . .  33
                    ---------------------

     Section 5.12.  Operating Agreements and Leases . . . . . . . . . .  33
                    -------------------------------
     Section 5.13.  Health Care Facilities  . . . . . . . . . . . . . .  33
                    ----------------------
     Section 5.14.  Hazardous Materials . . . . . . . . . . . . . . . .  33
                    -------------------
     Section 5.15.  No Default on Outstanding Judgments or Orders . . .  34
                    ---------------------------------------------
     Section 5.16.  No Defaults on Other Agreements . . . . . . . . . .  34
                    -------------------------------
     Section 5.17.  Labor Disputes and Acts of God  . . . . . . . . . .  34
                    ------------------------------
     Section 5.18.  Governmental Regulation . . . . . . . . . . . . . .  34
                    -----------------------
     Section 5.19.  No Forfeiture . . . . . . . . . . . . . . . . . . .  35
                    -------------
     Section 5.20.  Solvency  . . . . . . . . . . . . . . . . . . . . .  35
                    --------
     Section 5.21.  Senior Indebtedness . . . . . . . . . . . . . . . .  35
                    -------------------

ARTICLE 6.  AFFIRMATIVE COVENANTS.  . . . . . . . . . . . . . . . . . .  36
     Section 6.01.  Maintenance of Existence  . . . . . . . . . . . . .  36
                    ------------------------
     Section 6.02.  Conduct of Business . . . . . . . . . . . . . . . .  36
                    -------------------
     Section 6.03.  Maintenance of Properties . . . . . . . . . . . . .  36
                    -------------------------
     Section 6.04.  Maintenance of Records  . . . . . . . . . . . . . .  36
                    ----------------------
     Section 6.05.  Maintenance of Insurance  . . . . . . . . . . . . .  36
                    ------------------------
     Section 6.06.  Compliance with Laws  . . . . . . . . . . . . . . .  37
                    --------------------
     Section 6.07.  Right of Inspection . . . . . . . . . . . . . . . .  37
                    -------------------
     Section 6.08.  Reporting Requirements  . . . . . . . . . . . . . .  37
                    ----------------------
     Section 6.09.  Additional Subsidiary Guarantors  . . . . . . . . .  40
                    --------------------------------

ARTICLE 7.  NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . .  41
     Section 7.01.  Debt  . . . . . . . . . . . . . . . . . . . . . . .  41
                    ----
     Section 7.02.  Guaranties, Etc . . . . . . . . . . . . . . . . . .  42
                    ---------------
     Section 7.03.  Liens . . . . . . . . . . . . . . . . . . . . . . .  42
                    -----
     Section 7.04.  Leases  . . . . . . . . . . . . . . . . . . . . . .  44
                    ------
     Section 7.05.  Investments . . . . . . . . . . . . . . . . . . . .  44
                    -----------
     Section 7.06.  Dividends . . . . . . . . . . . . . . . . . . . . .  45
                    ---------
     Section 7.07.  Sale of Assets  . . . . . . . . . . . . . . . . . .  46
                    --------------
     Section 7.08.  Stock of Subsidiaries, Etc  . . . . . . . . . . . .  46
                    --------------------------
     Section 7.09.  Transactions with Affiliates  . . . . . . . . . . .  46
                    ----------------------------
     Section 7.10.  Mergers, Etc  . . . . . . . . . . . . . . . . . . .  47
                    ------------
     Section 7.11.  Acquisitions  . . . . . . . . . . . . . . . . . . .  47
                    ------------
     Section 7.12.  No Activities Leading to Forfeiture . . . . . . . .  47
                    -----------------------------------
     Section 7.13.  Capital Expenditures  . . . . . . . . . . . . . . .  47
                    --------------------
     Section 7.14.  Amendments or Waivers of Certain Documents  . . . .  47
                    ------------------------------------------
     Section 7.15.  Rights under Other Agreements . . . . . . . . . . .  48
                    -----------------------------
     Section 7.16.  Restrictions  . . . . . . . . . . . . . . . . . . .  48
                    ------------

ARTICLE 8.  FINANCIAL COVENANTS.  . . . . . . . . . . . . . . . . . . .  49
     Section 8.01.  Interest Coverage Ratio . . . . . . . . . . . . . .  49
                    -----------------------
     Section 8.02.  Senior Interest Coverage Ratio  . . . . . . . . . .  49
                    ------------------------------
     Section 8.03.  Minimum Net Worth . . . . . . . . . . . . . . . . .  49
                    -----------------
     Section 8.04.  Leverage Ratio  . . . . . . . . . . . . . . . . . .  49
                    --------------
     Section 8.05.  Current Ratio . . . . . . . . . . . . . . . . . . .  49
                    -------------

     Section 8.06.  Tangible Free Assets  . . . . . . . . . . . . . . .  49
                    --------------------
     Section 8.07.  Modified Leverage Ratio . . . . . . . . . . . . . .  49
                    -----------------------

ARTICLE 9.  EVENTS OF DEFAULT.  . . . . . . . . . . . . . . . . . . . .  49
     Section 9.01.  Events of Default . . . . . . . . . . . . . . . . .  49
                    -----------------

ARTICLE 10.  UNCONDITIONAL GUARANTY.  . . . . . . . . . . . . . . . . .  52
     Section 10.01.  Guarantied Obligations . . . . . . . . . . . . . .  52
                     ----------------------
     Section 10.02.  Performance Under This Agreement . . . . . . . . .  53
                     --------------------------------
     SECTION 10.03.  LIMITATION ON GUARANTY . . . . . . . . . . . . . .  53
                     ----------------------
     Section 10.04.  Waivers  . . . . . . . . . . . . . . . . . . . . .  53
                     -------
     Section 10.05.  Releases . . . . . . . . . . . . . . . . . . . . .  55
                     --------
     Section 10.06.  Marshaling . . . . . . . . . . . . . . . . . . . .  55
                     ----------
     Section 10.07.  Liability  . . . . . . . . . . . . . . . . . . . .  55
                     ---------
     Section 10.08.  Unconditional Obligation . . . . . . . . . . . . .  56
                     ------------------------
     Section 10.09.  Election to Perform Obligations  . . . . . . . . .  56
                     -------------------------------
     Section 10.10.  No Election  . . . . . . . . . . . . . . . . . . .  56
                     -----------
     Section 10.11.  Severability . . . . . . . . . . . . . . . . . . .  56
                     ------------
     Section 10.12.  Other Enforcement Rights . . . . . . . . . . . . .  57
                     ------------------------
     Section 10.13.  Delay or Omission; No Waiver . . . . . . . . . . .  57
                     ----------------------------
     Section 10.14.  Restoration of Rights and Remedies . . . . . . . .  57
                     ----------------------------------
     Section 10.15.  Cumulative Remedies  . . . . . . . . . . . . . . .  57
                     -------------------
     Section 10.16.  Survival . . . . . . . . . . . . . . . . . . . . .  57
                     --------

ARTICLE 11.  THE AGENT. . . . . . . . . . . . . . . . . . . . . . . . .  58
     Section 11.01.  Appointment, Powers and Immunities of Agent  . . .  58
                     -------------------------------------------
     Section 11.02.  Reliance by Agent  . . . . . . . . . . . . . . . .  58
                     -----------------
     Section 11.03.  Defaults . . . . . . . . . . . . . . . . . . . . .  58
                     --------
     Section 11.04.  Rights of Agent as a Bank  . . . . . . . . . . . .  59
                     -------------------------
     Section 11.05.  Indemnification of Agent . . . . . . . . . . . . .  59
                     ------------------------
     Section 11.06.  Documents  . . . . . . . . . . . . . . . . . . . .  60
                     ---------
     Section 11.07.  Non-Reliance on Agent and Other Banks  . . . . . .  60
                     -------------------------------------
     Section 11.08.  Failure of Agent to Act  . . . . . . . . . . . . .  60
                     -----------------------
     Section 11.09.  Resignation or Removal of Agent  . . . . . . . . .  60
                     -------------------------------
     Section 11.10.  Amendments Concerning Agency Function  . . . . . .  61
                     -------------------------------------
     Section 11.11.  Liability of Agent . . . . . . . . . . . . . . . .  61
                     ------------------
     Section 11.12.  Transfer of Agency Function  . . . . . . . . . . .  61
                     ---------------------------
     Section 11.13.  Non-Receipt of Funds by the Agent  . . . . . . . .  61
                     ---------------------------------
     Section 11.14.  Withholding Taxes  . . . . . . . . . . . . . . . .  62
                     -----------------
     Section 11.15.  Several Obligations and Rights of Banks  . . . . .  62
                     ---------------------------------------
     Section 11.16.  Pro Rata Treatment of Loans, Etc . . . . . . . . .  62
                     --------------------------------
     Section 11.17.  Sharing of Payments Among Banks  . . . . . . . . .  63
                     -------------------------------

ARTICLE 12.  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . .  63
     Section 12.01.  Amendments and Waivers . . . . . . . . . . . . . .  63
                     ----------------------
     Section 12.02.  Usury  . . . . . . . . . . . . . . . . . . . . . .  64
                     -----

     Section 12.03.  Expenses . . . . . . . . . . . . . . . . . . . . .  64
                     --------
     Section 12.04.  Survival . . . . . . . . . . . . . . . . . . . . .  64
                     --------
     Section 12.05.  Assignment; Participations . . . . . . . . . . . .  64
                     --------------------------
     Section 12.06.  Notices  . . . . . . . . . . . . . . . . . . . . .  65
                     -------
     Section 12.07.  Setoff . . . . . . . . . . . . . . . . . . . . . .  65
                     ------
     SECTION 12.08.  JURISDICTION; IMMUNITIES . . . . . . . . . . . . .  66
     Section 12.09.  Table of Contents; Headings  . . . . . . . . . . .  66
                     ---------------------------
     Section 12.10.  Severability . . . . . . . . . . . . . . . . . . .  67
                     ------------
     Section 12.11.  Counterparts . . . . . . . . . . . . . . . . . . .  67
                     ------------
     Section 12.12.  Integration  . . . . . . . . . . . . . . . . . . .  67
                     -----------
     SECTION 12.13.  GOVERNING LAW  . . . . . . . . . . . . . . . . . .  67
     Section 12.14.  Confidentiality  . . . . . . . . . . . . . . . . .  67
                     ---------------
     Section 12.15.  Treatment of Certain Information . . . . . . . . .  67
                     --------------------------------
     Section 12.16.  Release of Certain Claims and Liens  . . . . . . .  67
                     -----------------------------------
     Section 12.17.  Intercompany Debt  . . . . . . . . . . . . . . . .  69
                     -----------------
     Section 12.18.  Intercompany Leases  . . . . . . . . . . . . . . .  69
                     -------------------
     Section 12.19.  Reaffirmation  . . . . . . . . . . . . . . . . . .  70
                     -------------
     Section 12.20.  Certain Waivers  . . . . . . . . . . . . . . . . .  70
                     ---------------
     Section 12.21.  Certain Subsidiary Co-Borrower Waivers and
                     ------------------------------------------
          Releases  . . . . . . . . . . . . . . . . . . . . . . . . . .  70
          --------

EXHIBITS

     Exhibit A  Revolving Credit Note
     Exhibit B  Term Note
     Exhibit C  Compliance Certificate
     Exhibit D  Opinion of Outside Counsel to the
                  Consolidated Entities
     Exhibit E  Opinion of Local Counsel to the
                  Consolidated Entities
     Exhibit F  Third Mortgage Modification Agreement


SCHEDULES

     Schedule I Commitments
     Schedule II    Litigation
     Schedule III   Subsidiaries and Affiliates
     Schedule IV    Credit Arrangements
     Schedule V Licenses
     Schedule VI    Operating Agreements and Leases
     Schedule VII   Facilities
     Schedule VIII  Affiliate Transactions

                SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 22, 1996 among THE MULTICARE COMPANIES, INC., a corporation organized under the laws of Delaware (the "Borrower"); BREYUT CONVALESCENT CENTER, INC., a corporation organized under the laws of New Jersey, ENCARE OF MENDHAM, INC., a corporation organized under the laws of New Jersey, HEALTH RESOURCES OF CEDAR GROVE, INC., a corporation organized under the laws of New Jersey, HEALTH RESOURCES OF CINNAMINSON, INC., a corporation organized under the laws of New Jersey, HEALTH RESOURCES OF EMERY, INC., a corporation organized under the laws of Delaware, HEALTH RESOURCES OF EWING, INC., a corporation organized under the laws of New Jersey, HEALTH RESOURCES OF FAIR LAWN, INC., a corporation organized under the laws of Delaware, HEALTH RESOURCES OF MORRISTOWN, INC., a corporation organized under the laws of New Jersey, HEALTH RESOURCES OF RIDGEWOOD, INC., a corporation organized under the laws of New Jersey, HEALTH RESOURCES OF WEST ORANGE, INC., a corporation organized under the laws of Delaware, HOLLY MANOR ASSOCIATES OF NEW JERSEY, L.P., a limited partnership organized under the laws of Delaware, MERCERVILLE ASSOCIATES OF NEW JERSEY, L.P., a limited partnership organized under the laws of Delaware, POMPTON ASSOCIATES L.P., a limited partnership organized under the laws of New Jersey, POMPTON CARE, INC., a corporation organized under the laws of New Jersey, ROEPHEL CONVALESCENT CENTER, INC., a corporation organized under the laws of New Jersey, THE STRAUS GROUP-OLD BRIDGE, L.P., a limited partnership organized under the laws of New Jersey, and THE STRAUS GROUP-RIDGEWOOD, L.P., a limited partnership organized under the laws of New Jersey (individually a "Subsidiary Co-Borrower" and collectively the "Subsidiary Co-Borrowers"); each of the other Subsidiaries of the Borrower which is a signatory hereto or which shall become a party hereto from time to time (individually a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors" and, together with the Borrower and the Subsidiary Co-Borrowers, the "Obligors"); each of the banks which is a signatory hereto or which shall become a party hereto from time to time (individually a "Bank" and collectively the "Banks"); and THE CHASE MANHATTAN BANK, N.A., a national banking association organized under the laws of the United States of America, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

     WHEREAS, the Borrower, the Subsidiary Co-Borrowers, the Subsidiary Guarantors, the Banks and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of March 31, 1995 (as amended by the First Amendment Agreement dated as of October 19, 1995 (the "First Amendment Agreement") and as further amended by the Second Amendment Agreement dated as of February 22, 1996 (the "Second Amendment Agreement"), the "Existing Credit Agreement") pursuant to which the Banks have extended credit to the Obligors evidenced by certain Promissory Notes (the "Existing Notes") issued by the Borrower and the respective Subsidiary Co-Borrowers and guarantied by the Subsidiary Guarantors and the other Subsidiary Co-Borrowers;

     WHEREAS, the Obligors, the Banks and the Agent have entered into this Agreement to provide for, among other things, an increase in the aggregate Commitments to $350,000,000 and modifications of certain covenants and definitions contained in the Existing Credit Agreement; and

     WHEREAS, the Obligors have requested that the Banks make loans to the Borrower and the respective Subsidiary Co-Borrowers, the repayment of which will be guarantied by the Subsidiary Guarantors and the other Subsidiary Co-Borrowers; each Obligor will receive direct economic and financial benefits from the Debt incurred under this Agreement and the incurrence of such Debt is in the best interests of such Obligor; and each Obligor acknowledges that the Banks would not provide the financing hereunder but for the joint and several obligations of such Obligor hereunder with respect hereto.

     NOW THEREFORE, the parties hereto agree as follows:

          ARTICLE 1.  DEFINITIONS; ACCOUNTING TERMS.

     Section 1.01.  Definitions.  As used in this Agreement the following
                    -----------
terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and vice versa):
                                                ---- -----

     "Acceptable Acquisition" means any Acquisition which meets all of the following conditions: (a) the aggregate consideration paid for such Acquisition does not exceed $30,000,000 (excluding consideration consisting of (i) capital stock of the Borrower and (ii) contingent payments based on future operating performances so long as the aggregate of all such contingent payments does not exceed $2,500,000); (b) such Acquisition has been approved in good faith by the Board of Directors of the Person making the Acquisition on an individual basis or in accordance with a master Acquisition plan; (c) no Default or Event of Default exists or would exist after giving effect to such Acquisition; and (d) after reviewing historical financial statements of the business being acquired and considering the pro forma position of the Consolidated Entities subsequent to such Acquisition, the Borrower believes in good faith that the Consolidated Entities will continue to be in compliance with the financial covenants contained in
Article 8 on a pro forma basis.

     "Acquisition" means any transaction (excluding any transaction in which any Consolidated Entity acquires an interest in undeveloped realty or a project under construction, and in related regulatory approvals, so long as such transaction is reflected in Consolidated Capital Expenditures) pursuant to which any Consolidated Entity (a) acquires equity securities (or warrants, options or other rights to acquire such securities) of any Person or debt securities or instruments of any Person where such Consolidated Entity believes that it is likely to acquire a controlling interest in such Person or such Health Care Facility provided that in each such case all such securities and instruments are pledged and delivered to the Agent as collateral for the Loans and the other obligations under the Facility Documents, (b) causes or permits any Person to be merged into any Consolidated Entity, in any case pursuant to a merger, purchase of assets or any reorganization providing for the delivery or issuance to the holders of such Person's then outstanding securities, in exchange for such securities, of cash or securities of any Consolidated Entity, or a combination thereof, or (c) purchases all or substantially all of the business or assets of any Person or any Health Care Facility.

     "Adjusted Net Worth" means, with respect to any Guarantor, at any date of determination thereof, the excess of (a) the amount of the "present fair saleable value" of the assets of such Guarantor, over (b) the amount of all "liabilities of such Guarantor, contingent or otherwise" as of the date of such determination, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors. For the purposes of the determination of the Adjusted Net Worth of any Guarantor in the calculation of the Maximum Guarantied Amount for such Guarantor in respect of any Extension of Credit, the liabilities of such Guarantor to be used in such determination pursuant to clause (b) shall in any event include the liabilities of such Guarantor hereunder and under the other Facility Documents in respect of all Extensions of Credit other than the Extension of Credit in respect of which such calculation is being made.

     "Affiliate" means any Person (other than an Obligor): (a) which directly or indirectly controls, or is controlled by, or is under common control with, any Consolidated Entity; (b) which directly or indirectly beneficially owns or holds 10% or more of any class of voting stock of any Consolidated Entity; (c) 10% or more of the voting stock of which is directly or indirectly beneficially owned or held by any Consolidated Entity; or (d) which is a partnership in which any Consolidated Entity is a general partner. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     "Agreement" means this Second Amended and Restated Credit Agreement, as amended or supplemented from time to time. References to Articles, Sections, Exhibits, Schedules and the like refer to the Articles, Sections, Exhibits, Schedules and the like of this Agreement unless otherwise indicated.

     "Assumption Agreements" means the Assumption Agreements in the form of
EXHIBIT I to the Existing Credit Agreement delivered under Section 6.09.

     "Availability Ratio" means, at any date of determination thereof, the ratio of (a) Consolidated Senior Debt to (b) Consolidated EBITDA for the four (4) most recent fiscal quarters of the Consolidated Entities ending on or before such date. For the purposes of determining Consolidated Senior Debt in the Availability Ratio, there shall be excluded from Debt all obligations of any Consolidated Entity as lessee under Capital Leases. For the purposes of determining Consolidated EBITDA in the Availability Ratio,
(a) there shall be included in Consolidated Net Income From Continuing Operations Before Extraordinary Items net income of any Person accrued from the beginning of the period in which Consolidated Net Income From Continuing Operations Before Extraordinary Items is being measured to the date it became a Consolidated Entity, or to the date it merged into or consolidated with any Consolidated Entity, or to the date substantially all of its assets were acquired by any Consolidated Entity, (b) there shall be excluded from Consolidated Net Income From Continuing Operations Before Extraordinary Items net income of any Consolidated Entity, accrued from the beginning of such period to the date it ceases to be a Consolidated Entity, or to the date it merged into or consolidated with any other Person other than another Consolidated Entity, or to the date substantially all of its assets were sold to any Person other than another Consolidated Entity and
(c) there shall be included in Consolidated EBITDA all rental, depreciation and imputed interest expense attributable to Capital Leases under which any Consolidated Entity is lessee for such period.

     "Banking Day" means any day on which commercial banks are not authorized or required to close in New York, New York and whenever such day relates to a Fixed Rate Loan or notice with respect to any Fixed Rate Loan, a day on which dealings in Dollar deposits are also carried out in the London interbank market.

     "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

     "Cash Equivalents" means: (a) direct obligations of, or obligations fully guarantied or insured by, the United States of America or any agency or instrumentality thereof with maturities of one year or less from the date of acquisition; (b) commercial paper of a domestic issuer rated at least "A-1" by Standard & Poor's Corporation or "P-1" by Moody's Investors Service, Inc.; (c) time deposits or certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating within the United States of America having capital and surplus in excess of $500,000,000; and (d) money market or mutual funds whose sole investments are comprised of investments permitted under the foregoing clauses (a) through (c).

     "Closing Date" means the date upon which the initial borrowing hereunder occurs.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Commitment" means any Revolving Credit Commitment or Term Loan
Commitment.

     "Compliance Certificate" means the compliance certificate in the form of EXHIBIT C to be delivered by the Borrower under the terms of this Agreement.

     "Consolidated Capital Expenditures" means, with respect to any fiscal period, the aggregate amount of expenditures made by the Consolidated Entities to acquire or construct fixed assets, plant and equipment (including renewals, improvements, replacements and incurrence of obligations under Capital Leases, but excluding repairs and Acquisitions) for such period.

     "Consolidated Current Assets" means, at any date of determination thereof, all assets of the Consolidated Entities treated as current assets, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Current Liabilities" means, at any date of determination thereof, all liabilities of the Consolidated Entities treated as current liabilities, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Debt" means, at any date of determination thereof, the aggregate amount of Debt of the Consolidated Entities, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated EBIT" means, with respect to any fiscal period, the sum of (a) Consolidated Net Income From Continuing Operations Before Extraordinary Items for such period, plus (b) the aggregate amount of (i) income taxes and (ii) Consolidated Interest Expense, to the extent that such aggregate amount was deducted in the computation of Consolidated Net Income From Continuing Operations Before Extraordinary Items for such period.

     "Consolidated EBITDA" means, with respect to any fiscal period, the sum of (a) Consolidated EBIT for such period, plus (b) the aggregate amount of depreciation, amortization and other non-cash charges, to the extent that such amount was deducted in the computation of Consolidated EBIT for such period.

     "Consolidated Entity" means the Borrower or any Subsidiary of the Borrower whose accounts are or are required to be consolidated or included with the accounts of the Borrower in accordance with GAAP.

     "Consolidated Funded Debt" means, at any date of determination thereof, the aggregate amount of Funded Debt of the Consolidated Entities, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Intangible Assets" means, at any date of determination thereof, all assets of the Consolidated Entities which would be classified as intangibles under GAAP but in any event including, without limitation, unamortized debt discount and expense, unamortized acquisition, organization and reorganization expense, patents, copyrights, trademarks, trade names, franchises, goodwill and other similar intangible assets.

     "Consolidated Interest Expense" means, with respect to any fiscal period, the amount of interest accrued on, and with respect to, Consolidated Debt (including, without limitation, amortization of debt discount and imputed interest on Capital Leases) during such period, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Liabilities" means, at any date of determination thereof, all liabilities of the Consolidated Entities, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Income" means, with respect to any fiscal period, net income for the Consolidated Entities for such fiscal period, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Income From Continuing Operations Before
Extraordinary Items" means, with respect to any fiscal period, net income from continuing operations before extraordinary items for the Consolidated Entities for such fiscal period, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Net Worth" means, at any date of determination thereof, all amounts which would be included under stockholders' equity on a consolidated balance sheet of the Consolidated Entities, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Rental Expense" means, with respect to any fiscal period, the aggregate amount of rental expense of the Consolidated Entities incurred during such period, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Senior Debt" means, at any date of determination thereof, the result of (a) Consolidated Debt minus (b) Consolidated Subordinated Debt.

     "Consolidated Senior Interest Expense" means, with respect to any fiscal period, the result of (a) Consolidated Interest Expense minus (b) the amount of interest accrued on, and with respect to, Consolidated Subordinated Debt during such period.

     "Consolidated Subordinated Debt" means, at any date of determination thereof, the Multicare Subordinated Notes, the Multicare Subordinated Debentures and any other Debt of the Borrower which is subordinated to all obligations owed to the Banks on terms and conditions respecting subordination and events of default substantially similar to the Multicare Subordinated Debentures.

     "Consolidated Tangible Free Assets" means, at any date of determination thereof, all assets of the Consolidated Entities except (a) cash and Cash Equivalents, (b) Consolidated Intangible Assets and (c) assets of any Consolidated Entity if such assets are subject to any Lien other than the Liens created by the Security Documents or Liens permitted under clauses (b) through (h) of Section 7.03, inclusive.

     "Current Ratio" means, at any date of determination thereof, the ratio of (a) Consolidated Current Assets to (b) Consolidated Current Liabilities.

     "Debt" means, with respect to any Person: (a) indebtedness of such Person for borrowed money; (b) indebtedness for the deferred purchase price of Property or services (except trade payables and accrued expenses in the ordinary course of business); (c) the face amount of any outstanding letters of credit issued for the account of such Person; (d) obligations arising under acceptance facilities; (e) Guaranties of such Person; (f) obligations secured by any Lien on Property of such Person other than obligations secured by Liens permitted under clauses (b) through (h) of
Section 7.03, inclusive; and (g) obligations of such Person as lessee under Capital Leases.

     "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

     "Default Rate" means, with respect to the principal of any Loan and, to the extent permitted by law, any other amount payable by any Obligor under this Agreement or any other Facility Document, or any Note that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date, to, but excluding the date on which such amount is paid in full equal to one percent (1%) above the Variable Rate as in effect from time to time plus the Margin (if any); provided that, if the amount so in default is principal of a Fixed Rate Loan and the due date thereof is a day other than the last day of the Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, two percent (2%) above the interest rate for such Loan as provided in Section 2.10 hereof and, thereafter, the rate provided for above in this definition.

     "Dollars" and the sign "$" mean lawful money of the United States of America.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses, agreements with Governmental Authorities or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or industrial, toxic or hazardous substances or wastes.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations promulgated thereunder.

     "ERISA Affiliate" means any corporation or trade or business which is a member of any group of organizations (i) described in Section 414(b) or
(c) of the Code of which any Consolidated Entity is a member, or (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which any Consolidated Entity is a member.

     "Event of Default" has the meaning given such term in Section 9.01.

     "Extension of Credit" means (a) all Loans or advances made to the Borrower or any Subsidiary Co-Borrower under any Facility Document, (b) all other extensions of credit to or for the benefit of the Borrower or any Subsidiary Co-Borrower under any Facility Document and (c) to the extent not otherwise included in the foregoing, all Senior Obligations.

     "Facility Documents" means this Agreement, the Notes, the Assumption Agreements, the Interest Rate Protection Agreements and the Security Documents, as each may be amended from time to time.

     "Federal Funds Rate" means, for any day, the rate per annum (expressed on a 360 day basis of calculation, if the rate on Variable Rate Loans is so calculated) equal to the weighted average of the rates on overnight federal funds transactions as published by the Federal Reserve Bank of New York for such day (or for any day that is not a Banking Day, for the immediately preceding Banking Day).

     "Fee Owners" means any Consolidated Entity which holds legal title to any Health Care Facility which is operated and managed by another
Consolidated Entity.

     "Fiscal Quarter Net Worth Increase Amounts" means, with respect to each fiscal quarter of the Consolidated Entities, the sum of (a) the greater of (i) Zero Dollars ($0) and (ii) 75% of Consolidated Net Income for such fiscal quarter plus (b) 100% of the cash and noncash proceeds (net of underwriting commissions and discounts and reasonable fees and expenses) from the issuance of capital stock of the Borrower (including, without limitation, capital stock issued upon the conversion of Consolidated Subordinated Debt and in connection with Acceptable Acquisitions).

     "Fixed Base Rate" means with respect to any Interest Period for a Fixed Rate Loan: the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of one percent (1%)) quoted at approximately 11:00 a.m. London time by the principal London branch of the Reference Bank two Banking Days prior to the first day of such Interest Period for the offering to leading banks in the London interbank market of Dollar deposits in immediately available funds, for a period, and in an amount, comparable to the Interest Period and principal amount of the Fixed Rate Loan which shall be made.

     "Fixed Rate" means, for any Fixed Rate Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent (1%)) determined by the Agent to be equal to the quotient of (i) the Fixed Base Rate for such Loan for such Interest Period, divided by (ii) one minus the Reserve Requirement for such Loan for such Interest Period.

     "Fixed Rate Loan" means any Loan when and to the extent the interest rate therefor is determined on the basis of the definition "Fixed Base Rate."

     "Forfeiture Proceeding" means any action, proceeding or investigation affecting any Consolidated Entity or any of its Affiliates before any court, governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or the receipt of notice by any such party that any of them is a suspect in or a target of any governmental inquiry or investigation, which may result in an indictment of any of them or the seizure or forfeiture of any of their respective properties.

     "Funded Debt" means, with respect to any Person, at any date of determination thereof, (a) indebtedness of such Person for borrowed money, other than indebtedness payable on demand or within one year from such date unless the repayment of such indebtedness shall have been accelerated other than at the option of such Person; provided that, in any event, Funded Debt shall include all principal outstanding under the Notes, (b) indebtedness for the deferred purchase price of Property or services (except trade payables and accrued expenses in the ordinary course of business), other than indebtedness payable on demand or within one year from such date, (c) liabilities under Guaranties of Funded Debt of any other Person, (d) obligations secured by any Lien on the Property of such Person, other than obligations payable on demand or within one year from such date and other than obligations secured by Liens permitted under clauses (b) through (h) of Section 7.03, inclusive, (e) obligations of such Person as lessee under Capital Leases, other than obligations payable on demand or within one year from such date and (f) any other obligations that are required by GAAP to be shown as long term liabilities on its balance sheet.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the financial statements referred to in Section 5.05 (except for immaterial changes determined preferable by the Consolidated Entities' independent public accountants).

     "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranty" means, with respect to any Person, guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations of such Person with respect to the obligations of any other Person (including, but not limited to, an agreement to purchase any obligation, stock, assets, goods or services or to supply or advance any funds, assets, goods or services, or an agreement to maintain or cause such Person to maintain a minimum working capital or net worth or otherwise to assure the creditors of any such other Person against loss).

     "Hazardous Materials" means any and all pollutants, contaminants, toxic or hazardous wastes or any other substances, the removal of which is required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is restricted, prohibited or penalized by any applicable Environmental Law.

     "Health Care Facility" means a long term or specialized health care facility owned or leased by any Consolidated Entity or any Managed Company.

     "Initial Closing Date" means April 1, 1994.

     "Initial Revolving Credit Commitment" means, with respect to each Bank, the obligation of such Bank as of the date hereof to make its Revolving Credit Loans to the Borrower under this Agreement in the aggregate principal amount set forth in SCHEDULE I.

     "Intercompany Lease" shall mean any written agreement giving any Consolidated Entity the right to use, occupy or operate a Health Care Facility owned by another Consolidated Entity, whether now existing or hereinafter entered into.

     "Interest Coverage Ratio" means, at any date of determination thereof, the ratio of (a) Consolidated EBIT for the most recently ended four (4) fiscal quarters to (b) Consolidated Interest Expense for such most recently ended four (4) fiscal quarters.

     "Interest Period" means, with respect to any Fixed Rate Loan, the period commencing on the date such Loan is made, converted from another type of Loan or renewed, as the case may be, and ending, as the Borrower may select pursuant to Section 2.06: on the numerically corresponding day in the first, second, third, or sixth calendar month thereafter, provided that each such Interest Period which commences on the last Banking Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate calendar month.

     "Interest Rate Protection Agreement" means, with respect to any Person, an interest rate swap, cap or collar agreement or similar arrangement between one or more Banks and a Consolidated Entity providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

     "Lending Office" means, for each Bank and for each type of Loan, the lending office of such Bank (or of an affiliate of such Bank) designated as such for such type of Loan on its signature page hereof or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Borrower as the office by which its Loans of such type are to be made and maintained.

     "Leverage Ratio" means, at any date of determination thereof, the ratio of (a) the result of (i) Consolidated Liabilities minus (ii) Consolidated Subordinated Debt to (b) the sum of (i) Consolidated Net Worth plus (ii) Consolidated Subordinated Debt.

     "Licenses" means any and all licenses, certificate of need, operating permits, franchises, and other licenses, authorizations, certifications, permits, or approvals issued by, or on behalf of, any Governmental Authority, now existing or at any time hereafter issued, with respect to the acquisition, construction, renovation, expansion, leasing, ownership or operation of any Health Care Facility or related facilities or the participation or eligibility for participation in any third party payment or reimbursement programs, including, without limitation, any and all operating licenses issued by any state Governmental Authority, any and all pharmaceutical licenses and other licenses related to the purchase, dispensing, storage, prescription or use of drugs, medications, and other "controlled substances", any and all licenses relating to the operation of food or beverage facilities or amenities, if any, and any and all certifications and eligibility for participation in Medicare, Medicaid, CHAMPUS, Blue Cross or Blue Shield, or any of the Managed Care Plans, as the same may from time to time be amended, renewed, restated, reissued, restricted, supplemented or otherwise modified.

     "Lien" means any lien (statutory or otherwise), security interest, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease or other similar encumbrance or right of others, or any agreement to give any of the foregoing.

     "Loan" means any loan made by a Bank pursuant to Section 2.01.

     "Managed Care Plans" means any health maintenance organization, preferred provider organization, individual practice association, competitive medical plan, or similar arrangement, entity, organization, or Person.

     "Managed Company" means Normandy II, Inc. and Old Bridge Care Center, Inc. and any other Person not a Consolidated Entity receiving management services under Operating Agreements from time to time.

     "Management Fees" means, with respect to any fiscal period, all fees and other amounts payable to the Consolidated Entities under Operating Agreements with Managed Companies during such period.

     "Margin" means, with respect to each type of Loan, the percentage for such type of Loan set forth below opposite the range of the Modified Interest Coverage Ratio in the schedule below as determined as of the last day of each fiscal quarter of the Borrower, with adjustments to become effective on the date of receipt by the Agent of the most recent financial statements of the Borrower and its Subsidiaries required to be furnished to the Banks under Section 6.08:

                                             MARGIN
                                             ------

          MODIFIED INTEREST            VARIABLE RATE   FIXED RATE
           COVERAGE RATIO                  LOANS         LOANS


     (a)  less than 2.50 to 1.00             0%           1.50%

     (b)  equal to or greater                0%           1.25%
          than 2.50 to 1.00 and
          less than 3.25 to 1.00

     (c)  equal to or greater                0%           1.00%
          than 3.25 to 1.00 and
          less than 4.00 to 1.00

     (d)  equal to or greater                0%           0.75%
          than 4.00 to 1.00

     "Material Adverse Effect" means any material adverse effect on (a) the business, profits, properties or condition of the Consolidated Entities, taken as a whole, (b) the ability of the Borrower to perform its obligations under each of the Facility Documents to which it is a party or
(c) the ability of the Agent or the Banks to collect the aggregate amount of the Loans and other obligations due under the Facility Documents.

     "Maximum Guarantied Amount" means, with respect to any Guarantor, at any date of determination thereof, the sum of (a) with respect to each Extension of Credit (or portion thereof) other than a Term Loan the proceeds of which are used to make a Valuable Transfer to such Guarantor, the amount of such Extension of Credit (or such portion thereof) plus (b) with respect to each Extension of Credit (or portion thereof) the proceeds of which are not used to make a Valuable Transfer to such Guarantor, the lesser of (i) the outstanding amount of such Extension of Credit (or such portion thereof) as of such date of determination and (ii) the greater of
(1) ninety-five percent (95%) of the Adjusted Net Worth of such Guarantor at the date of such Extension of Credit and (2) ninety-five percent (95%) of the Adjusted Net Worth of such Guarantor at the earliest of (x) such date of determination, (y) the date of the commencement of a case under Title 11 of the United States Code in which such Guarantor is a debtor and
(z) the date enforcement hereunder is sought.

     "Modified Interest Coverage Ratio" means, at any date of determination thereof, the ratio of (a) Consolidated EBITDA for the most recently ended four (4) fiscal quarters to (b) Consolidated Interest Expense for such most recently ended four (4) fiscal quarters.

     "Modified Leverage Ratio" means, at any date of determination thereof, the ratio of (a) the sum of (i) Consolidated Funded Debt at such date, plus
(ii) the product of (A) Consolidated Rental Expense for the most recently ended four (4) fiscal quarters times (B) eight (8), to (b) the sum of (i) Consolidated EBITDA for such most recently ended four (4) fiscal quarters, plus (ii) Consolidated Rental Expense for such most recently ended four (4) fiscal quarters, to the extent that such amount was deducted in the computation of Consolidated EBITDA for such period. For the purposes of determining Consolidated EBITDA in the Modified Leverage Ratio, (a) there shall be included in Consolidated Net Income From Continuing Operations Before Extraordinary Items net income of any Person accrued from the beginning of the period in which Consolidated Net Income From Continuing Operations Before Extraordinary Items is being measured to the date it became a Consolidated Entity, or to the date it merged into or consolidated with any Consolidated Entity, or to the date substantially all of its assets were acquired by any Consolidated Entity and (b) there shall be excluded from Consolidated Net Income From Continuing Operations Before Extraordinary Items net income of any Consolidated Entity, accrued from the beginning of such period to the date it ceases to be a Consolidated Entity, or to the date it merged into or consolidated with any other Person other than another Consolidated Entity, or to the date substantially all of its assets were sold to any Person other than another Consolidated
Entity.   For the purposes of determining Consolidated Rental Expense, (a)
there shall be included in Consolidated Rental Expense rental expense of any Person accrued from the beginning of the period in which Consolidated Rental Expense is being measured to the date it became a Consolidated Entity, or to the date it merged into or consolidated with any Consolidated Entity, or to the date substantially all of its assets were acquired by any Consolidated Entity and (b) there shall be excluded from Consolidated Rental Expense rental expense of any Consolidated Entity, accrued from the beginning of such period to the date it ceases to be a Consolidated Entity, or to the date it merged into or consolidated with any other Person other than another Consolidated Entity, or to the date substantially all of its assets were sold to any Person other than another Consolidated Entity.

     "Mortgages" means the Amended and Restated Open-End Mortgages dated as of March 31, 1995 delivered by PHC Operating Corp. and Providence Health Care, Inc., as amended by those certain First Mortgage Modification Agreements dated as of October 19, 1995, as further amended by those certain Second Mortgage Modification Agreements dated as of February 22, 1996, as further amended by the Third Mortgage Modification Agreements and as further amended or supplemented from time to time.

     "Multicare Fiscal Agency Agreement" means the Fiscal Agency Agreement dated as of March 16, 1995 between the Borrower and The Chase Manhattan Bank, N.A., as Fiscal Agent, as in effect on the Closing Date.

     "Multicare Indenture" means the Indenture dated as of November 18, 1992 between the Borrower and United Jersey Bank, as Trustee, as in effect on the Closing Date.

     "Multicare Subordinated Debentures" means the $86,250,000 7%
Convertible Subordinated Debentures due 2003 issued pursuant to the Multicare Fiscal Agency Agreement.

     "Multicare Subordinated Notes" means the $100,000,000 12.5% Senior Subordinated Notes due 2002 issued pursuant to the Multicare Indenture.

     "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Consolidated Entities or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Notes" means the Revolving Credit Notes and the Term Notes.

     "Participation Agreements" means any and all third party payor participation or reimbursement agreements now or at any time hereafter existing for the benefit of any Consolidated Entity relating to rights to payments or reimbursement from, and claims against, private insurers, Managed Care Plans, employee assistance programs, Blue Cross or Blue Shield, federal, state and local Governmental Authorities, or other public or quasi-public insurers and third party payors, as the same may from time to time be amended, restated, extended, supplemented or modified.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "Permitted Acquisition Debt" means Debt of any Person, and any renewals, extensions or refinancings thereof, secured by Purchase Money Liens permitted under Section 7.01(f) (other than Debt secured by Purchase Money Liens incurred in connection with any conditional sale or other title retention agreement or a Capital Lease) that is secured by all or substantially all of the Property of such Person.

     "Permitted Adjustment Amount" means, with respect to each Bank, the sum of the principal amounts of each Term Loan made by such Bank to the Borrower and the respective Subsidiary Co-Borrower that has been prepaid in full in connection with the sale of the Health Care Facility owned by such Subsidiary Co-Borrower to a Person other than an Affiliate.

     "Permitted Mortgage Debt" means Debt of any Person (other than Debt secured by Purchase Money Liens), and any renewals, extensions or refinancings thereof, permitted under Section 7.01(e) (a) the net proceeds of which are used to prepay the Notes, (b) that is secured by all or substantially all of the Property of such Person, (c) that has a scheduled final maturity that is at least six months subsequent to the maturity of the Notes and (d) that requires no more than 20% of the principal of such Debt to be paid prior to the maturity of the Notes.

     "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

     "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by the Consolidated Entities or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

     "Pledge Agreement" means the Amended and Restated Pledge Agreement in the form of EXHIBIT G to be delivered by each of the Obligors under the terms of this Agreement, as amended or supplemented from time to time.

     "Prime Rate" means that rate of interest from time to time announced by the Reference Bank at its principal office as its prime commercial lending rate.

     "Principal Office" means the principal office of the Agent, presently located at 1 Chase Manhattan Plaza, New York, New York 10081.

     "Property" means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

     "Purchase Money Lien" means a Lien on any Property acquired by any Consolidated Entity or placed on any Property in order to finance the acquisition or construction of such Property or the construction of improvements located on such Property, or the assumption of any Lien on Property existing at the time of the acquisition of such Property or of the Person holding such Property or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease.

     "Reference Bank" means The Chase Manhattan Bank, N.A. (or if The Chase Manhattan Bank, N.A. no longer quotes on the London interbank market, such successor leading bank in the London interbank market which shall be reasonably appointed by the Agent).

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" means any change after the date of this Agreement in United States federal, state, municipal or foreign laws or regulations (including without limitation Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks of which such bank is a member, of or under any United States, federal, state, municipal or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Required Banks" means, at any time while no Loans are outstanding, Banks having at least 51% of the aggregate amount of the Commitments and, at any time while Loans are outstanding, Banks holding at least 51% of the aggregate principal amount of the Loans.

     "Reserve Requirement" means, for any Interest Period for any Fixed Rate Loan for any Interest Period therefor, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 against in the case of Fixed Rate Loans, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Fixed Base Rate for Fixed Rate Loans is to be determined as provided in the definition of "Fixed Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets which include Fixed Rate Loans.

     "Revolving Credit Commitment" means, with respect to each Bank, the obligation of such Bank to make its Revolving Credit Loans to the Borrower under this Agreement in the aggregate principal amount equal to the sum of
(a) the amount of the Initial Revolving Credit Commitment of such Bank plus
(b) the Permitted Adjustment Amount of such Bank, as such amount may be reduced or otherwise modified from time to time.

     "Revolving Credit Notes" means the promissory notes of the Borrower in the form of EXHIBIT A hereto evidencing the Revolving Credit Loans made by a Bank hereunder and all promissory notes delivered in substitution or exchange therefor, as amended or supplemented from time to time.

     "Revolving Credit Termination Date" means February 28, 2000.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Security Agreement" means the Amended and Restated Security
Agreement, as amended by the First Amendment Agreement, as further amended by the Second Amendment Agreement and as further amended or supplemented from time to time.

     "Security Documents" means the Security Agreement, the Pledge Agreement, the Mortgages and each other security document that may from time to time be delivered to the Agent in connection herewith or therewith.

     "Senior Interest Coverage Ratio" means, at any date of determination thereof, the ratio of (a) Consolidated EBIT for the most recently ended four (4) fiscal quarters to (b) Consolidated Senior Interest Expense for such most recently ended four (4) fiscal quarters.

     "Senior Obligations" means the unpaid principal of and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of any Obligor to the Agent or any Bank, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Notes, any other Facility Document and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, Guaranties, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or any Bank) or otherwise.

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such Person.

     "Term Loan Commitments" means, with respect to each Bank, the obligation of such Bank to make its Term Loans under this Agreement to the Borrower and the respective Subsidiary Co-Borrowers set forth on SCHEDULE I in the aggregate principal amount set forth in SCHEDULE I, as such amount may be reduced or otherwise modified from time to time.

     "Term Loan Termination Date" means February 28, 2000.

     "Term Notes" means the promissory notes of the Borrower and the respective Subsidiary Co-Borrower in the form of EXHIBIT B hereto evidencing the Term Loans made by a Bank hereunder and all promissory notes delivered in substitution or exchange therefor, as amended or supplemented from time to time.

     "Termination Date" means, with respect to any Revolving Credit Loan, the Revolving Credit Termination Date and, with respect to any Term Loan, the Term Loan Termination Date.

     "Third Mortgage Modification Agreements" means the Third Mortgage Modification Agreements dated as of the date hereof between PHC Operating Corp. or Providence Health Care, Inc. and the Agent in the form of EXHIBIT F hereto.

     "Unfunded Benefit Liabilities" means, with respect to any Plan, the amount (if any) by which the present value of all benefit liabilities (within the meaning of Section 4001(a)(16) of ERISA) under the Plan exceeds the fair market value of all Plan assets allocable to such benefit liabilities, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA for calculating the potential liability of any Consolidated Entity or any ERISA Affiliate under Title IV of ERISA.

     "Valuable Transfer" means, with respect to any Guarantor, (a) all loans, advances or capital contributions made to such Guarantor with proceeds of Extensions of Credit, (b) all debt securities or other obligations of such Guarantor acquired from such Guarantor or retired by such Guarantor with proceeds of Extensions of Credit, (c) the fair market value of all Property acquired with proceeds of Extensions of Credit and transferred, absolutely and not as collateral, to such Guarantor, (d) all equity securities of such Guarantor acquired from such Guarantor with proceeds of Extensions of Credit and (e) the value of any quantifiable economic benefits not included in clauses (a) through (d) above, but included in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, accruing to such Guarantor as a result of the Extensions of Credit.

     "Variable Rate" means, for any day, the higher of (a) the Federal Funds Rate for such day plus 1/4 of one percent and (b) the Prime Rate for such day.

     "Variable Rate Loan" means any Loan when and to the extent the interest rate for such Loan is determined in relation to the Variable Rate.

     Section 1.02.  Accounting Terms.  All accounting terms not
                    ----------------
specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

          ARTICLE 2.  THE CREDIT.

     Section 2.01.  Loans.  (a)  Subject to the terms and conditions of
                    -----
this Agreement, each of the Banks severally agrees to make revolving credit loans (the "Revolving Credit Loans") to the Borrower from time to time from and including the date hereof to and including the Revolving Credit Termination Date, up to but not exceeding in the aggregate principal amount at any one time outstanding, the amount of its Revolving Credit Commitment. On the last day of each February, May, August and November commencing on May 31, 1998, the aggregate Initial Revolving Credit Commitments shall be reduced by $12,500,000, such reduction to be apportioned ratably among the Banks in accordance with each Bank's Initial Revolving Credit Commitment; provided that such reduction shall not take place on any such date if on such date the sum of (a) Consolidated Net Worth plus (b) the aggregate principal amount of the Multicare Subordinated Debentures then outstanding equals or exceeds $280,000,000. If the aggregate amount of Revolving Credit Loans shall exceed the aggregate amount of the Revolving Credit Commitments at any time, the Borrower shall repay the Banks forthwith such amounts as may be necessary to eliminate such excess. The Revolving Credit Loans shall be due and payable on the Revolving Credit Termination Date.

          (b) Subject to the terms and conditions of this Agreement, each of the Banks severally agrees to make term loans (the "Term Loans") to the Borrower and the respective Subsidiary Co-Borrower on the Closing Date, up to but not exceeding in the aggregate principal amount, the amount of its respective Term Loan Commitments. The Term Loans shall be due and payable on the Term Loan Termination Date.

          (c) The Loans may be outstanding as Variable Rate Loans or Fixed Rate Loans (each a "type" of Loans) and as Revolving Credit Loans or Term Loans (each a "class" of Loans). Each type of Loans of each Bank shall be made and maintained at such Bank's Lending Office for such type of Loans.

     Section 2.02.  The Notes.  The Revolving Credit Loans of each Bank
                    ---------
shall be evidenced by a single promissory note in favor of such Bank in the form of EXHIBIT A, dated the Closing Date, duly completed and executed by the Borrower. The Term Loans of each Bank shall each be evidenced by a promissory note in favor of such Bank in the form of EXHIBIT B, dated the Closing Date, duly completed and executed by the Borrower and the respective Subsidiary Co-Borrower.

     Section 2.03.  Purpose.  The Borrower and the Subsidiary Co-Borrowers
                    -------
shall use the proceeds of the Loans for general corporate purposes (including, without limitation, working capital and to finance Acceptable Acquisitions). Such proceeds shall not be used for the purpose, whether immediate, incidental or ultimate, of buying or carrying "margin stock" in violation of Regulation U.

     Section 2.04.  Borrowing Procedures.  The Borrower shall give the
                    --------------------
Agent notice of each borrowing to be made hereunder as provided in Section 2.08, not later than 12:00 noon New York, New York time on the date of such borrowing in the case of a borrowing of a Variable Rate Loan or 12:00 noon New York, New York time on the Banking Day three Banking Days prior to the date of such borrowing in case of a Fixed Rate Loan. Each Bank shall, through its Lending Office and subject to the conditions of this Agreement, make the amount of the Loan to be made by it on such day available to the Agent at the Principal Office and in immediately available funds for the account of the Agent. The amount so received by the Agent shall, subject to the conditions of this Agreement, be made available to the Borrower, in immediately available funds, by the Agent crediting an account of the Borrower designated by the Borrower and maintained with the Agent at the Principal Office.

     Section 2.05.  Prepayments and Conversions.  The Borrower shall have
                    ---------------------------
the right to make prepayments of principal, or to convert one type of Loans into another type of Loans, at any time or from time to time; provided that: (a) the Borrower shall give the Agent notice of each such prepayment or conversion as provided in Section 2.08; and (b) Fixed Rate Loans may be prepaid or converted only on the last day of an Interest Period for such Loans unless the Borrower agrees to provide to the Agent for the account of each Bank compensation in accordance with Section 3.05.

     Section 2.06.  Interest Periods; Renewals.  (a)  In the case of each
                    --------------------------
Fixed Rate Loan, the Borrower shall select an Interest Period of any duration in accordance with the definition of Interest Period in Section 1.01, subject to the following limitations: (i) no Interest Period may extend beyond the respective Termination Dates for such class of Loans;
(ii) notwithstanding clause (i) above, no Interest Period shall have a duration less than one month, and if any such proposed Interest Period would otherwise be for a shorter period, such Interest Period shall not be available; (iii) if an Interest Period would end on a day which is not a Banking Day, such Interest Period shall be extended to the next Banking Day, unless such Banking Day would fall in the next calendar month in which event such Interest Period shall end on the immediately preceding Banking Day; and (iv) no more than fifteen Interest Periods may be outstanding at any one time.

          (b) Upon notice to the Agent as provided in Section 2.08, the Borrower may renew any Fixed Rate Loan on the last day of the Interest Period therefor as the same type of Loans with an Interest Period of the same or different duration in accordance with the limitations provided above. If the Borrower shall fail to give notice to the Agent of such a renewal, such Fixed Rate Loan shall automatically become a Variable Rate Loan on the last day of the current Interest Period; provided that the foregoing shall not prevent the conversion of any type of Fixed Rate Loan into another type of Loan in accordance with Section 2.05.

     Section 2.07.  Changes of Commitments.  (a) The Borrower shall have
                    ----------------------
the right to reduce or terminate the amount of unused Revolving Credit Commitments at any time or from time to time, provided that: (i) the Borrower shall give notice of each such reduction or termination to the Agent as provided in Section 2.08; and (ii) each partial reduction shall be in an aggregate amount at least equal to $1,000,000. The Revolving Credit Commitments once reduced or terminated may not be reinstated.

          (b) The Term Loan Commitments shall be terminated on the Closing Date and shall not be reinstated.

     Section 2.08.  Certain Notices.  Notices by the Borrower to the Agent
                    ---------------
of each borrowing pursuant to Section 2.04, and each prepayment or conversion pursuant to Section 2.05 and each renewal pursuant to Section 2.06(b), and each reduction or termination of the Revolving Credit Commitments pursuant to Section 2.07(a) shall be irrevocable and shall be effective only if received by the Agent not later than 12:00 noon New York, New York time, and (a) in the case of borrowings and prepayments of, conversions into and (in the case of Fixed Rate Loans) renewals of (i) Variable Rate Loans, given the same Banking Day; and (ii) Fixed Rate Loans, given three Banking Days prior thereto; and (b) in the case of reductions or termination of the Revolving Credit Commitments, given the same Banking Day. Each such notice shall specify the Loans to be borrowed, prepaid, converted or renewed and the amount (subject to Section 2.09) and type and class of the Loans to be borrowed, or converted, or prepaid or renewed (and, in the case of a conversion, the type of Loans to result from such conversion and, in the case of a Fixed Rate Loan, the Interest Period therefor) and the date of the borrowing or prepayment, or conversion or renewal (which shall be a Banking Day). Each such notice of reduction or termination shall specify the amount of the Revolving Credit Commitments to be reduced or terminated. The Agent shall promptly notify the Banks of the contents of each such notice.

     Section 2.09.  Minimum Amounts.  Except for borrowings which exhaust
                    ---------------
the full remaining amount of the Commitments, prepayments or conversions which result in the prepayment or conversion of all Loans of a particular type or conversions made pursuant to Section 3.04, each borrowing, prepayment, conversion and renewal of principal of Loans of a particular type shall be in an amount not less than (i) $100,000 in the aggregate for all Banks in the case of Variable Rate Loans and (ii) $1,000,000 in the aggregate and in increments of $100,000 in the case of Fixed Rate Loans unless such minimum amount is waived by the Required Banks (borrowings, prepayments, conversions or renewals of or into Loans of different types or, in the case of Fixed Rate Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, prepayments, conversions and renewals for the purposes of the foregoing, one for each type of Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Fixed Rate Loans of each type having concurrent Interest Periods shall be at least equal to $1,000,000.

     Section 2.10.  Interest.  (a)  Interest shall accrue on the
                    --------
outstanding and unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan is due at the following rates per annum: (i) for a Variable Rate Loan, at a variable rate per annum equal to the Variable Rate plus the Margin and (ii) for a Fixed Rate Loan, at a fixed rate equal to the Fixed Rate plus the Margin. If the principal amount of any Loan and any other amount payable by any Obligor hereunder, under the Notes or under the other Facility Documents shall not be paid when due (at stated maturity, by acceleration or otherwise), interest shall accrue on such amount to the fullest extent permitted by law from and including such due date to but excluding the date such amount is paid in full at the Default Rate.

          (b) The interest rate on each Variable Rate Loan shall change when the Variable Rate changes and interest on each such Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Interest on each Fixed Rate Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall notify the Borrower and the Banks.

          (c) Accrued interest shall be due and payable in arrears upon any full payment of principal or conversion and (i) for each Variable Rate Loan, on the 1st day of each month commencing the first such date after the making of such Loan; and (ii) for each Fixed Rate Loan, on the 1st day of each month commencing the first such date after the making of such Loan and on the last day of the Interest Period with respect thereto; provided that interest accruing at the Default Rate shall be due and payable from time to time on demand of the Agent.

     Section 2.11.  Fees.  (a)  The Borrower shall pay to the Agent for the
                    ----
account of each Bank a commitment fee on the daily average unused Revolving Credit Commitments of such Bank for the period from and including the date hereof to the earlier of the date the Revolving Credit Commitments are terminated or the Revolving Credit Termination Date at a rate per annum (i) if the Modified Interest Coverage Ratio is less than 2.50 to 1.00, equal to 3/8 of one percent or (ii) if the Modified Interest Coverage Ratio is equal to or greater than 2.50 to 1.00, equal to 1/4 of one percent, calculated in each case on the basis of a year of 360 days for the actual number of days elapsed. The accrued commitment fee shall be due and payable in arrears upon any reduction or termination of the Revolving Credit Commitments and on the 1st day of each July, October, January and April, commencing on the first such date after the Closing Date.

          (b) The Borrower shall pay to the Agent for its own account the fees set forth in the fee letter dated of even date herewith between the Borrower and the Agent.

     Section 2.12.  Payments Generally.  All payments under this Agreement
                    ------------------
or the Notes shall be made in Dollars in immediately available funds not later than 12:00 noon New York, New York time on the relevant dates specified above (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Banking Day) to the Agent's account number 900-9-000002 maintained at the Principal Office for the account of the applicable Lending Office of each Bank. The Agent, or any Bank for whose account any such payment is to be made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower with the Agent or such Bank, as the case may be, and any Bank so doing shall promptly notify the Agent. The Borrower shall, at the time of making each payment under this Agreement or the Notes, specify to the Agent the principal or other amount payable by the Borrower under this Agreement or the Notes to which such payment is to be applied (and in the event that it fails to so specify, or if a Default or Event of Default has occurred and is continuing, the Agent may apply such payment as it may elect in its sole discretion (subject to Section 11.16)). If the due date of any payment under this Agreement or the Notes would otherwise fall on a day which is not a Banking Day, such date shall be extended to the next succeeding Banking Day (unless such succeeding Banking Day falls in a subsequent calendar month, in which case such payment shall be due on the preceding Banking Day) and interest shall be payable for any principal so extended for the period of such extension. Each payment received by the Agent hereunder or under any Note for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Lending Office.

     Section 2.13.  Restatement.  The terms and conditions of, and the
                    -----------
agreements, representations and warranties set forth in the Existing Credit Agreement are hereby replaced and superseded in their entirety by the terms, conditions, agreements, representations and warranties set forth in this Agreement and the other Facility Documents and the Existing Credit Agreement shall be of no further force and effect. Nothing contained herein or in any of the other Facility Documents shall impair, limit or affect the continuation of the liability of each Obligor for the Senior Obligations heretofore incurred and the security interests, Liens and other collateral interests heretofore granted, pledged and assigned to the Agent by such Obligor. All loans, advances and other financial accommodations under the Existing Credit Agreement and all other Senior Obligations of the Obligors to the Banks outstanding and unpaid as of the date hereof pursuant to the Existing Credit Agreement shall be deemed to be Senior Obligations pursuant to the terms hereof and shall constitute and be deemed a Loan by the Banks to the Borrower and the Subsidiary Co-Borrowers and shall be repayable in accordance with the terms of this Agreement.

          ARTICLE 3.  YIELD PROTECTION; ILLEGALITY; ETC.

     Section 3.01.  Additional Costs.  (a)  The Borrower and each
                    ----------------
respective Subsidiary Co-Borrower (as applicable) shall pay directly to each Bank from time to time on demand such amounts as such Bank may determine to be necessary to compensate it for any costs which such Bank determines are attributable to its making or maintaining any Fixed Rate Loans to the Borrower and/or such Subsidiary Co-Borrower under this Agreement or its Notes of the Borrower and/or such Subsidiary Co-Borrower or its obligation to make any such Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Notes in respect of any of such Loans (other than taxes imposed on the overall net income or profits of such Bank or of its Lending Office for any of such Loans by the jurisdiction in which such Bank has its principal office or such Lending Office, or any branch or franchise tax applicable thereto); or (ii) imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "Fixed Base Rate" in Section 1.01); or
(iii) imposes any other condition affecting this Agreement or its Notes (or any of such extensions of credit or liabilities). Each Bank will notify the Borrower of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section 3.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. If any Bank requests compensation from the Borrower or any Subsidiary Co-Borrower under this Section 3.01(a), or under Section 3.01(c), the Borrower may, by notice to such Bank (with a copy to the Agent), require that such Bank's Loans of the type with respect to which such compensation is requested be converted in accordance with Section 3.04.

          (b) Without limiting the effect of the foregoing provisions of this Section 3.01, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Fixed Rate Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Fixed Rate Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Bank to make or renew, and to convert Loans of any other type into, Loans of such type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (and all Loans of such type held by such Bank then outstanding shall be converted in accordance with Section 3.04).

          (c) Without limiting the effect of the foregoing provisions of this Section 3.01 (but without duplication), the Borrower and each respective Subsidiary Co-Borrower (as applicable) shall pay directly to each Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank for any costs which it determines are attributable to the maintenance by it or any of its affiliates pursuant to any law or regulation of any jurisdiction or any interpretation, directive or request (whether or not having the force of law and whether in effect on the date of this Agreement or thereafter) of any court or governmental or monetary authority of capital in respect of its Loans to the Borrower and/or such Subsidiary Co-Borrower hereunder or its obligation to make Loans hereunder (such compensation to include, without limitation, an amount equal to any reduction in return on assets or equity of such Bank to a level below that which it could have achieved but for such law, regulation, interpretation, directive or request). Each Bank will notify the Borrower if it is entitled to compensation pursuant to this
Section 3.01(c) as promptly as practicable after it determines to request such compensation.

          (d) Determinations and allocations by a Bank for purposes of this Section 3.01 of the effect of any Regulatory Change pursuant to subsections (a) or (b), or of the effect of capital maintained pursuant to subsection (c), on its costs of making or maintaining Loans or its obligation to make Loans, or on amounts receivable by, or the rate of return to, it in respect of Loans or such obligation, and of the additional amounts required to compensate such Bank under this Section 3.01, shall be conclusive absent manifest error, provided that such determinations and allocations are made on a reasonable basis.

     Section 3.02.  Limitation on Types of Loans.  Anything herein to the
                    ----------------------------
contrary notwithstanding, if:

          (a) the Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Fixed Base Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for any type of Fixed Rate Loans as provided in this Agreement; or

          (b) the Required Banks determine (which determination shall be conclusive) and notify the Agent that the relevant rates of interest referred to in the definition of "Fixed Base Rate" in Section 1.01 upon the basis of which the rate of interest for any type of Fixed Rate Loans is to be determined do not adequately cover the cost to the Banks of making or maintaining such Loans;

then the Agent shall give the Borrower and each Bank prompt notice thereof, and so long as such condition remains in effect, the Banks shall be under no obligation to make or renew Loans of such type or to convert Loans of any other type into Loans of such type and the Borrower and each respective Subsidiary Co-Borrower (as applicable) shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected type, either prepay such Loans or convert such Loans into another type of Loans in accordance with Section 2.05.

     Section 3.03.  Illegality.  Notwithstanding any other provision in
                    ----------
this Agreement, in the event that it becomes unlawful for any Bank or its Lending Office to (a) honor its obligation to make or renew Fixed Rate Loans hereunder or convert Loans of any type into Loans of such type, or
(b) maintain Fixed Rate Loans hereunder, then such Bank shall promptly notify the Borrower thereof (with a copy to the Agent) and such Bank's obligation to make or renew Fixed Rate Loans and to convert other types of Loans into Loans of such type hereunder shall be suspended until such time as such Bank may again make, renew, or convert and maintain such affected Loans and such Bank's outstanding Fixed Rate Loans, as the case may be, shall be converted in accordance with Section 3.04.

     Section 3.04.  Certain Conversions pursuant to Sections 3.01 and 3.03.
                    ------------------------------------------------------
If the Loans of any Bank of a particular type (Loans of such type being herein called "Affected Loans" and such type being herein called the "Affected Type") are to be converted pursuant to Section 3.01 or 3.03, such Bank's Affected Loans shall be automatically converted into Variable Rate Loans on the last day(s) of the then current Interest Period(s) for the Affected Loans (or, in the case of a conversion required by Section 3.01(b) or 3.03, on such earlier date as such Bank may specify to the Borrower with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 3.01 or 3.03 which gave rise to such conversion no longer exist:

          (a) to the extent that such Bank's Affected Loans have been so converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Variable Rate Loans;

          (b) all Loans which would otherwise be made or renewed by such Bank as Loans of the Affected Type shall be made instead as Variable Rate Loans and all Loans of such Bank which would otherwise be converted into Loans of the Affected Type shall be converted instead into (or shall remain as) Variable Rate Loans; and

          (c) if Loans of other Banks of the Affected Type are subsequently converted into Loans of another type (other than Variable Rate Loans), such Bank's Variable Rate Loans shall be automatically converted on the conversion date into Loans of such other type to the extent necessary so that, after giving effect thereto, all Loans held by such Bank and the Banks whose Loans are so converted are held pro rata (as to principal amounts, types and Interest Periods) in accordance with their respective Commitments.

     If such Bank gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 3.01 or 3.03 which gave rise to the conversion of such Bank's Affected Loans pursuant to this Section 3.04 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type are outstanding, such Bank's Variable Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type to the extent necessary so that, after giving effect thereto, all Loans held by the Banks holding Loans of the Affected Type and by such Bank are held pro rata (as to principal amounts, types and Interest Periods) in accordance with their respective Commitments.

     Section 3.05.  Certain Compensation.  The Borrower and each respective
                    --------------------
Subsidiary Co-Borrower (as applicable) shall pay to the Agent for the account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank determines is attributable to:

          (a) any payment, prepayment, conversion or renewal of a Fixed Rate Loan to the Borrower and/or such Subsidiary Co-Borrower made by such Bank on a date other than the last day of an Interest Period for such Loan (whether by reason of acceleration or otherwise); or

          (b) any failure by the Borrower and/or such Subsidiary Co-Borrower to borrow, convert into, prepay or renew a Fixed Rate Loan to be made, converted into, prepaid or renewed by such Bank on the date specified therefor in the relevant notice under Sections 2.04, 2.05 or 2.06, as the case may be.

     Without limiting the foregoing, such compensation shall include an amount equal to the excess, if any, of: (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid, converted or renewed or not borrowed, converted, prepaid or renewed for the period from and including the date of such payment, prepayment or conversion or failure to borrow, convert, prepay or renew to but excluding the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, convert, prepay or renew, to but excluding the last day of the Interest Period for such Loan which would have commenced on the date specified therefor in the relevant notice) at the applicable rate of interest for such Loan provided for herein; over (ii) the amount of interest (as reasonably determined by such Bank) such Bank would have bid in the London interbank market (if such Loan is a Fixed Rate Loan) for Dollar deposits for amounts comparable to such principal amount and maturities comparable to such period. A determination of any Bank as to the amounts payable pursuant to this Section 3.05 shall be conclusive absent manifest error; provided that such determination is made on a reasonable basis.

          ARTICLE 4.  CONDITIONS PRECEDENT.

     Section 4.01.  Documentary Conditions Precedent.  The obligations of
                    --------------------------------
the Banks to make the Loans constituting the initial borrowing are subject to the condition precedent that the Agent shall have received on or before the Closing Date each of the following, in form and substance satisfactory to the Agent and its counsel:

          (a) counterparts of this Agreement duly executed by each of the Borrower, the Subsidiary Co-Borrowers, the Subsidiary Guarantors, the Banks and the Agent;

          (b)   the Revolving Credit Notes duly executed by the Borrower;

          (c) the Term Notes duly executed by the Borrower and the respective Subsidiary Co-Borrower;

          (d) the Third Mortgage Modification Agreements duly executed by PHC Operating Corp. or Providence Health Care, Inc., respectively, and the Agent;

          (e) Assumption Agreements executed by each of the Subsidiaries of the Borrower not a signatory to the Existing Credit Agreement;

          (f) commitments to issue endorsements to each policy of mortgagee title insurance with respect to each of the Health Care
Facilities owned by PHC Operating Corp. or Providence Health Care, Inc. insuring the fully perfected and first priority Lien of the Agent in such Health Care Facility;

          (g) evidence that all actions necessary or appropriate (or, in any event, as may be requested by the Agent) to create, perfect or protect the Liens created or purported to be created by the Security Agreement and the Pledge Agreement have been taken;

          (h) certificates or other evidence of casualty insurance policies with appropriate loss payable endorsements indicating assignment of proceeds thereunder to the Agent for the ratable benefit of the Banks and certificates or other evidence of liability insurance with appropriate endorsements indicating the coverage of the Agent for the ratable benefit of the Banks as an additional insured;

          (i) certificates of the Secretary or Assistant Secretary of each of the Consolidated Entities, dated the Closing Date, (i) attesting to all corporate, partnership or limited liability company action taken by such Consolidated Entity, including resolutions of its Board of Directors, the Board of Directors of its general partner or its Board of Managers authorizing the execution, delivery and performance of each of the Facility Documents to which it is a party and each other document to be delivered pursuant to this Agreement, (ii) certifying the names and true signatures of the officers of such Consolidated Entity authorized to sign the Facility Documents to which it is a party and the other documents to be delivered by such Consolidated Entity under this Agreement and (iii) verifying that the charter and by-laws or partnership or operating agreement of such Consolidated Entity attached thereto are true, correct and complete as of the date thereof;

          (j) a certificate of a duly authorized officer of each of the Obligors, dated the Closing Date, stating that the representations and warranties in Article 5 are true and correct in all material respects on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default;

          (k) good standing certificates with respect to each Consolidated Entity issued by the Secretary of State of its jurisdiction of incorporation or organization and evidence that each of the Consolidated Entities is qualified as a foreign corporation, partnership or limited liability company in every other jurisdiction in which it does business;

          (l) a favorable opinion of Paul, Weiss, Rifkind, Wharton & Garrison, outside counsel to each of the Consolidated Entities, dated the Closing Date, in substantially the form of EXHIBIT D and as to such other matters as the Agent or any Bank may reasonably request;

          (m) favorable opinions of (i) Benesh, Friedlander, Coplan & Aronoff, (ii) Duane, Morris & Heckscher, (iii) Katten, Muchin & Zavis, (iv) Miller, Eggleston & Rosenberg, Ltd., (v) Murphy & Desmond, S.C., (vi) Steptoe & Johnson, (vii) Susman, Duffy & Segaloff and (viii) Wolff & Samson, local counsel to each of the Consolidated

Entities, dated the Closing Date, in substantially in the form of EXHIBIT E and as to such other matters as the Agent may request;

          (n) certified complete and correct copies of each of the financial statements referred to in Section 5.05; and

          (o) a borrowing notice of the Borrower relating to the Loans to be made on the Closing Date together with a letter from the Borrower containing wire transfer instructions and account information relating to the funds to be made available by the Banks to the Borrower on the Closing Date.

     On the Closing Date, the Banks party to the Existing Credit Agreement shall surrender to the Borrower the Existing Notes held by them under the Existing Credit Agreement, in each case marked "Replaced".

     Section 4.02.  Additional Conditions Precedent.  The obligations of
                    -------------------------------
the Banks to make any Loans pursuant to a borrowing which increases the amount outstanding hereunder (including the initial borrowing) shall be subject to the further conditions precedent that on the date of such Loans, the following statements shall be true: (i) in the case of the initial borrowing, the representations and warranties contained in Article 5, in
Article 3 of the Security Agreement and in Article 3 of the Pledge Agreement, are true and correct as of the Closing Date, (ii) in the case of subsequent borrowings, such representations and warranties are true and correct as of the date of such Loans as though made on and as of such date unless the failure of such representations and warranties to be true and correct could not reasonably be expected to have a Material Adverse Effect; provided that if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date; (iii) no Default or Event of Default has occurred and is continuing, or would result from such Loans; and (iv) after giving effect to such Loans, the Availability Ratio would be less than (A) if the date of such borrowing is before March 31, 1997, 3.50 to 1.00 or (B) if the date of such borrowing is on or after March 31, 1997, 3.25 to 1.00.

     Section 4.03.  Deemed Representations.  Each notice of borrowing
                    ----------------------
hereunder and acceptance by the Borrower of the proceeds of such borrowing shall constitute a representation and warranty that the statements contained in Section 4.02 are true and correct both on the date of such notice and, unless the Borrower otherwise notifies the Agent prior to such borrowing (in which case the Banks shall be under no obligation to make available the proceeds of the borrowing), as of the date of such borrowing.

          ARTICLE 5.  REPRESENTATIONS AND WARRANTIES.

     Each of the Obligors hereby represents and warrants that:

     Section 5.01.  Organization, Good Standing and Due Qualification.
                    -------------------------------------------------
Each of the Consolidated Entities is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has the corporate, partnership or limited liability company power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified as a foreign corporation, partnership or limited liability company and in good standing under the laws of each other jurisdiction in which such qualification is required and where such failure to qualify could reasonably be expected to have a Material Adverse Effect.

     Section 5.02.  Power and Authority; No Conflicts.  The execution,
                    ---------------------------------
delivery and performance by each of the Obligors of the Facility Documents to which it is a party have been duly authorized by all necessary corporate, partnership or limited liability company action and do not and will not: (a) require any consent or approval of its stockholders, partners or members; (b) contravene its charter or by-laws or partnership or operating agreement; (c) violate any provision of, or require any filing (other than the filing of the financing statements contemplated by the Security Agreement or the filing of the Mortgages and any modifications thereto), registration, consent or approval under, any law, rule, regulation (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Consolidated Entity; (d) result in a breach of or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Consolidated Entity is a party or by which it or its properties may be bound or affected if such breach, default or failure to obtain consent could reasonably be expected to have a Material Adverse Effect; (e) result in, or require, the creation or imposition of any Lien (other than as created under the Security Documents), upon or with respect to any of the properties now owned or hereafter acquired by any Consolidated Entity; or
(f) cause any Consolidated Entity to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or, if such default could reasonably be expected to have a Material Adverse Effect, any such indenture, agreement, lease or instrument.

     Section 5.03.  Legally Enforceable Agreements.  Each Facility Document
                    ------------------------------
to which any Obligor is a party is, or when delivered under this Agreement will be, a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

     Section 5.04.  Litigation.  Except as set forth on SCHEDULE II hereto,
                    ----------
there are no actions, suits or proceedings pending or, to the knowledge of any Obligor, threatened, against or affecting any Consolidated Entity before any court, Governmental Authority or arbitrator which could reasonably be expected to have a Material Adverse Effect.

     Section 5.05.  Financial Statements.  The consolidated balance sheets
                    --------------------
of the Consolidated Entities as at December 31, 1995, 1994, 1993, 1992 and 1991 and the consolidating balance sheets of each of the Subsidiary Co-Borrowers as at December 31, 1995, and the related consolidated income statements and statements of cash flows and changes in stockholders' equity of the Consolidated Entities and consolidating income statements of each of the Subsidiary Co-Borrowers, for the fiscal years then ended, and the accompanying footnotes, together with the opinion on the consolidated statements of KPMG Peat Marwick, independent certified public accountants, and the interim consolidated balance sheet of the Consolidated Entities as at March 31, 1996, and the related consolidated income statement and statements of cash flows and changes in stockholders' equity of the Consolidated Entities, for the three month period then ended, copies of which have been furnished to each of the Banks, are complete and correct and fairly present the financial condition of the Consolidated Entities at such dates and the results of the operations of the Consolidated Entities for the periods covered by such statements, all in accordance with GAAP consistently applied. Except as set forth on the consolidated balance sheet of the Consolidated Entities as at March 31, 1996, there are no liabilities of any Consolidated Entity, fixed or contingent, which are material but are not reflected in the financial statements or in the notes thereto and which would be required to be recorded in such financial statements or notes in accordance with GAAP. No written information, exhibit or report furnished by any Consolidated Entity to the Banks in connection with the negotiation of this Agreement (after giving effect to information so furnished that corrects, supplements or supersedes information previously furnished) contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not materially misleading in each case as determined as of the date of the provision of such information, exhibit or report. Since March 31, 1996, there has been no change which could reasonably be expected to have a Material Adverse Effect.

     Section 5.06.  Ownership and Liens.  Each of the Consolidated Entities
                    -------------------
has title to, or valid leasehold interests in, all of its Property, including the Property reflected in the financial statements referred to in
Section 5.05 (other than any Property disposed of in the ordinary course of business), and none of the Property owned by any Consolidated Entity and none of its leasehold interests is subject to any Lien, except as may be permitted hereunder and except for the Liens created by the Security Documents; provided that no Obligor is making any representation or warranty with respect to Liens affecting the fee interest in real Property leased to any Consolidated Entity and not owned by another Consolidated Entity.

     Section 5.07.  Taxes.  Each of the Consolidated Entities has filed (or
                    -----
obtained extensions for) all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies shown thereon to be due, including interest and penalties.

     Section 5.08.  ERISA.  Each Plan and, to the best knowledge of each
                    -----
Obligor, Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other applicable Federal or state law, and no event or condition is occurring or exists concerning which any Consolidated Entity would be under an obligation to furnish a report to the Bank in accordance with Section 6.08(h) hereof. As of the most recent valuation date for each Plan, each Plan other than The Breyut Convalescent Center, Inc. Pension Fund was "fully funded", which for purposes of this Section 5.08 shall mean that the fair market value of the assets of the Plan is not less than the present value of the accrued benefits of all participants in the Plan, computed on a Plan termination basis. To the best knowledge of each Obligor, no such Plan has ceased being fully funded as of the date these representations are made with respect to any Loan under this Agreement. With respect to The Breyut Convalescent Center, Inc. Pension Fund, benefit accruals were frozen as of December 31, 1990 and the Unfunded Benefit Liabilities as projected by such Plan's enrolled actuary as of August 1, 1993 were $1,139,854.

     Section 5.09.  Subsidiaries and Ownership of Stock.  As of the date
                    -----------------------------------
hereof and as of the Closing Date, SCHEDULE III sets forth the name of (a) each Subsidiary of the Borrower and (b) each Affiliate that is owned by a Consolidated Entity, that has an ownership interest in a Consolidated Entity or that has entered into a transaction with any Consolidated Entity, in each case showing the jurisdiction of its incorporation or organization and showing the percentage of each Person's ownership of the outstanding stock or partnership interests of such Subsidiary or Affiliate. All of the outstanding shares of capital stock and all of the partnership and limited liability company interests of each Subsidiary owned by the Borrower, either directly or indirectly, are validly issued, fully paid and nonassessable, and all such shares or interests are owned free and clear of all Liens (other than as created under the Security Documents). As of the date hereof and as of the Closing Date, except as set forth in SCHEDULE III, no Consolidated Entity owns or holds the right to acquire any shares of stock or any other security or interest in any other Person.

     Section 5.10.  Credit Arrangements.  As of the date hereof and as of
                    -------------------
the Closing Date, SCHEDULE IV is a complete and correct list of all credit agreements, indentures, note purchase agreements, guaranties, Capital Leases and other investments, agreements and arrangements constituting Debt (the "Credit Arrangements") providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which any Consolidated Entity is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question, outstanding and which can be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

     Section 5.11.  Operation of Business.
                    ---------------------

          (a) Each of the Consolidated Entities possesses all certificates of need and licenses necessary to operate the Health Care Facilities as long term or specialized health care facilities and all Medicare and Medicaid provider agreements relating to the operation of such Health Care Facilities and all other Licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted and where the failure to possess such other Licenses, permits, franchises, patents, copyrights, trademarks and trade names could have a Material Adverse Effect, and no Consolidated Entity is in material violation of any valid rights of others with respect to any of the foregoing where such violation could have a Material Adverse Effect.
As of date hereof and as of the Closing Date, SCHEDULE V is a complete and correct list of all certificates of need and licenses necessary to operate the Health Care Facilities as long term or specialized health care facilities and all Medicare and Medicaid provider agreements relating to the operation of such Health Care Facilities.

          (b) There is no threatened or pending revocation, suspension, termination, probation, restriction, limitation, or non-renewal of any material License, Participation Agreement (including, Medicare, Medicaid, CHAMPUS, Blue Cross and Blue Shield, and all current private commercial insurance and employee assistance programs in which any Consolidated Entity presently participates) or accreditation or certification by any accreditation or approval organization or Governmental Authority for health care providers, including, without limitation, of any provisional License or other License with a term of less than twelve (12) months with respect to any Consolidated Entity.

          (c) Each of the Consolidated Entities has caused there to be prepared and filed (or obtained extensions for) all applicable cost reports to Medicare, Medicaid, CHAMPUS, Blue Cross, Blue Shield and such other third party payors that are material to conduct its business substantially as now conducted.

     Section 5.12.  Operating Agreements and Leases.  As of the date hereof
                    -------------------------------
and as of the Closing Date, SCHEDULE VI is a complete and correct list of all management agreements and leases (collectively, the "Operating Agreements") relating to the operation and management of each Health Care Facility and to the operation or management of each Health Care Facility owned by a Person other than a Consolidated Entity.

     Section 5.13.  Health Care Facilities.  As of the date hereof and as
                    ----------------------
of the Closing Date, SCHEDULE VII is a complete and correct list of all Health Care Facilities and the locations thereof.

     Section 5.14.  Hazardous Materials.  Each of the Consolidated Entities
                    -------------------
is in compliance in all material respects with all Environmental Laws in effect in each jurisdiction where it is presently doing business. No Consolidated Entity is subject to any material liability under any Environmental Law.

     In addition, no Consolidated Entity has received any (i) notice from any governmental authority by which any of its present or previously-owned or leased real properties has been designated, listed, or identified in any manner by any governmental authority charged with administering or enforcing any Environmental Law as a Hazardous Material disposal or removal site, "Super Fund" clean-up site, or candidate for removal of Hazardous Materials or closure of a Hazardous Material disposal site pursuant to any Environmental Law, (ii) notice of any Lien arising under or in connection with any Environmental Law that has attached to any revenues of, or to, any of its owned or leased real properties, or (iii) summons, citation, notice, directive, letter, or other written communication from any Governmental Authority concerning any intentional or unintentional action or omission by such Consolidated Entity in connection with its ownership or leasing of any real Property resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping, or otherwise disposing of any Hazardous Material into the environment resulting in any violation of any Environmental Law.

     Section 5.15.  No Default on Outstanding Judgments or Orders.  Each of
                    ---------------------------------------------
the Consolidated Entities has satisfied all judgments and no Consolidated Entity is in default with respect to any final judgment (except such as have been appropriately stayed), writ, injunction or decree of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

     Section 5.16.  No Defaults on Other Agreements.  No Consolidated
                    -------------------------------
Entity is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction which could have a Material Adverse Effect. No Consolidated Entity is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party.

     Section 5.17.  Labor Disputes and Acts of God.  Neither the business
                    ------------------------------
nor the properties of any Consolidated Entity are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could have a Material Adverse Effect.

     Section 5.18.  Governmental Regulation.  No Consolidated Entity is
                    -----------------------
subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940, the Interstate Commerce Act, the Federal Power Act or any statute or regulation limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

     Section 5.19.  No Forfeiture.  Neither any Consolidated Entity nor any
                    -------------
of its Affiliates is engaged in or proposes to be engaged in the conduct of any business or activity which could result in a Forfeiture Proceeding which could reasonably be expected to have a Material Adverse Effect and no Forfeiture Proceeding against any of them is pending or threatened.

     Section 5.20.  Solvency.
                    --------

          (a) The present fair saleable value of the assets of each Obligor after giving effect to all the transactions contemplated by the Facility Documents and the funding of the Commitments hereunder exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of such Obligor as they mature.

          (b) The Property of each Obligor does not constitute unreasonably small capital for such Obligor to carry out its business as now conducted and as proposed to be conducted including the capital needs of such Obligor.

          (c) Each Obligor does not intend to, nor does such Obligor believe that it will, incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by such Obligor, and of amounts to be payable on or in respect of Debt of such Obligor). The cash available to such Obligor after taking into account all other anticipated uses of the cash of such Obligor, is anticipated to be sufficient to pay all such amounts on or in respect of debt of such Obligor when such amounts are required to be paid.

          (d) Each Obligor does not believe that final judgments against it in actions for money damages will be rendered at a time when, or in an amount such that, such Obligor will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash available to such Obligor after taking into account all other anticipated uses of the cash of such Obligor (including the payments on or in respect of debt referred to in paragraph (c) of this Section 5.20), is anticipated to be sufficient to pay all such judgments promptly in accordance with their terms.

     Section 5.21.  Senior Indebtedness.  The obligations of the Borrower
                    -------------------
hereunder and under the other Facility Documents constitute "Senior Indebtedness" under and as defined in (a) the Multicare Indenture with respect to the Multicare Subordinated Notes and (b) the Multicare Fiscal Agency Agreement with respect to the Multicare Subordinated Debentures.

          ARTICLE 6.  AFFIRMATIVE COVENANTS.

     So long as any Note shall remain unpaid or any Bank shall have any Commitment under this Agreement, the Borrower shall:

     Section 6.01.  Maintenance of Existence.  Preserve and maintain, and
                    ------------------------
cause each of its Subsidiaries to preserve and maintain, its corporate, partnership or limited liability company existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation or partnership in each jurisdiction in which such qualification is required except with respect to sales or other dispositions by the Borrower or such Subsidiary permitted under Section 7.07.

     Section 6.02.  Conduct of Business.  Continue, and cause each of its
                    -------------------
Subsidiaries to continue, to engage in the business of the same general type as conducted by it on the date of this Agreement; except where such failure to so participate could not reasonably be expected to have a Material Adverse Effect, continue, and cause each of its Subsidiaries to continue, its participation in any and all plans and programs for third party payment and reimbursement from, and claims against, private insurers and employee assistance programs, and plans or programs for payment and reimbursement from federal, state or local governmental agencies, or private or quasi-public insurers, including, without limitation, Managed Care Plans, Medicaid, Medicare, CHAMPUS, Blue Cross and Blue Shield; except where such failure to so comply could not reasonably be expected to have a Material Adverse Effect, comply, and cause each of its Subsidiaries to comply, with any and all rules, regulations, standards, procedures and decrees necessary to maintain its or any of its participation in any such third party payment or reimbursement programs or plans; and prepare and file, and cause each of its Subsidiaries to prepare and file, all applicable cost reports to all third party payors to the extent required by third party payors.

     Section 6.03.  Maintenance of Properties.  Maintain, keep and
                    -------------------------
preserve, and cause each of its Subsidiaries to maintain, keep and preserve, all of its Property (including, without limitation, all Licenses, accreditations, rights, privileges and franchises) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted and except for sales, leases, assignments, transfers or other dispositions of Property permitted under Section 7.07.

     Section 6.04.  Maintenance of Records.  Keep, and cause each of its
                    ----------------------
Subsidiaries to keep, adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of the Consolidated Entities.

     Section 6.05.  Maintenance of Insurance.  Maintain, and cause each of
                    ------------------------
its Subsidiaries to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business and similarly situated, which insurance may provide for reasonable deductibility from coverage thereof;

provided that the Borrower or such Subsidiary may maintain a system of self-insurance with respect to health insurance for its employees so long as such system is in accord with sound financial practices of similar businesses maintaining similar systems and so long as the Borrower or such Subsidiary shall maintain adequate insurance reserves in accordance with GAAP and in accordance with sound actuarial and insurance principles.

     Section 6.06.  Compliance with Laws.  Comply, and cause each of its
                    --------------------
Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, any Environmental Law), such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its Property; provided that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings diligently pursued as long as adequate book reserves have been established with respect thereto.

     Section 6.07.  Right of Inspection.  At any reasonable time and from
                    -------------------
time to time, and upon reasonable advance notice but no advance notice shall be required if a Default or an Event of Default then exists, permit the Agent or any Bank or any agent or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the properties of, any Consolidated Entity, and to discuss the affairs, finances and accounts of such Consolidated Entity with any of their respective officers and directors and independent accountants.

     Section 6.08.  Reporting Requirements.  Furnish directly to each of
                    ----------------------
the Banks:

          (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Consolidated Entities, a consolidated balance sheet of the Consolidated Entities and consolidating balance sheets of each of the Subsidiary Co-Borrowers as of the end of such fiscal year and a consolidated income statement and statement of cash flows and changes in stockholders' equity of the Consolidated Entities and consolidating income statements of each of the Subsidiary Co-Borrowers for such fiscal year, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the prior fiscal year and all prepared in accordance with GAAP and as to the consolidated statements accompanied by an opinion thereon acceptable to the Agent and each of the Banks by KPMG Peat Marwick or other independent accountants of national standing selected by the Consolidated Entities; provided that delivery within the period specified above of copies of the Annual Report on Form 10-K of the Borrower filed with the Securities and Exchange Commission, together with the adjustments to such consolidated statements necessary to provide consolidating information for each of the Subsidiary Co-Borrowers, shall be deemed to satisfy the requirements of this Section 6.08(a) so long as such Form 10-K as so adjusted shall contain the information referred to in this Section 6.08(a);

          (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Consolidated Entities, a consolidated balance sheet of the Consolidated Entities as of the end of such quarter and a consolidated income statement and statement of cash flows and changes in stockholders' equity of the Consolidated Entities for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail and stating in comparative form the respective consolidated figures for the corresponding date and period in the previous fiscal year and all prepared in accordance with GAAP and certified by the chief financial officer of the Consolidated Entities (subject to year-end adjustments); provided that delivery within the period specified above of copies of the Quarterly Report on Form 10-Q of the Borrower filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this
Section 6.08(b) so long as such Form 10-Q shall contain the information referred to in this Section 6.08(b);

          (c) simultaneously with the delivery of the financial statements referred to above, a Compliance Certificate of the chief financial officer of the Borrower (i) certifying that to the best of his knowledge no Default or Event of Default has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (ii) with computations demonstrating compliance with the covenants contained in Article 8;

          (d) simultaneously with the delivery of the annual financial statements referred to in Section 6.08(a), a certificate of the independent public accountants who audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event which constitutes a Default or Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specifying in such certificate each such condition or event of which they have knowledge and the nature and status thereof;

          (e) promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Consolidated Entity which, if determined adversely to such Consolidated Entity, could have a Material Adverse Effect;

          (f) as soon as possible and in any event within 10 days after becoming aware of or having reason to become aware of the occurrence of each Default or Event of Default a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the Consolidated Entities with respect thereto;

          (g) as soon as possible, and in any event within ten days after any Consolidated Entity knows or has reason to know that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan have occurred or exist, a statement signed by a senior financial officer of such Consolidated Entity setting forth details respecting such event or condition and the action, if any, which such Consolidated Entity or an ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by such Consolidated Entity or an ERISA Affiliate with respect to such event or condition): (i) any reportable event, as defined in Section 4043(b) of ERISA, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or
Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code) and any request for a waiver under Section 412(d) of the Code for any Plan;
(ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by such Consolidated Entity or an ERISA Affiliate to terminate any Plan; (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by such Consolidated Entity or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan; (iv) the complete or partial withdrawal from a Multiemployer Plan by such Consolidated Entity or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt of such Consolidated Entity or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; (v) the institution of a proceeding by a fiduciary or any Multiemployer Plan against such Consolidated Entity or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; (vi) the adoption of an amendment to any Plan that pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA would result in the loss of tax-exempt status of the trust of which such Plan is a part if such Consolidated Entity or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections; (vii) any event or circumstance exists which may reasonably be expected to constitute grounds for such Consolidated Entity or any ERISA Affiliate to incur liability under Title IV of ERISA or under Sections 412(c)(11) or 412(n) of the Code with respect to any Plan; and (viii) the Unfunded Benefit Liabilities of one or more Plans increase after the date of this Agreement in an amount which is material in relation to the financial condition of the Consolidated Entities; provided, however, that such increase shall not be deemed to be material so long as it does not exceed during any consecutive 3 year period $500,000;

          (h) promptly after the request of any Bank, copies of each annual report filed pursuant to Section 104 of ERISA with respect to each Plan (including, to the extent required by Section 104 of ERISA, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information referred to in Section 103) and each annual report filed with respect to each Plan under Section 4065 of ERISA; provided, however, that in the case of a Multiemployer Plan, such annual reports shall be furnished only if they are available to such Consolidated Entity or an ERISA Affiliate;

          (i) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which any Consolidated Entity sends to its stockholders, and copies of all regular, periodic and special reports, and all registration statements which such Consolidated Entity files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor, or with any national securities exchange;

          (j) promptly after becoming aware of the existence of any violation or alleged violation in any material respect of any law, rule, regulation or order (including, without limitation, any Environmental Law) by any Consolidated Entity and with respect to any Health Care Facility, prompt written notice of and a description of the nature of such violation or alleged violation, what action such Consolidated Entity is taking or proposes to take with respect thereto and, when known, any action taken, or proposed to be taken, by any Governmental Authority with respect thereto;

          (k) promptly after the commencement thereof or promptly after any Consolidated Entity knows of the commencement or threat thereof, notice of any Forfeiture Proceeding; and

          (l) such other information respecting the condition or operations, financial or otherwise, of any Consolidated Entity as the Agent or any Bank may from time to time reasonably request.

     Section 6.09.  Additional Subsidiary Guarantors.  Cause each of its
                    --------------------------------
Subsidiaries acquired or formed after the date hereof to become a "Subsidiary Guarantor" and thereby an "Obligor" hereunder pursuant to an Assumption Agreement, and shall deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Obligors pursuant to Article 4 hereof upon the Closing Date or as the Agent shall have reasonably requested; provided that (a) each of Berkeley Haven Limited Partnership, Canterbury of Sheperdstown Limited Partnership, Care Haven Associates Limited Partnership, Glenmark Properties I, Limited Partnership and Marlinton Associates Limited Partnership (collectively, the "Glenmark Partnerships") shall not be required to become a "Subsidiary Guarantor" hereunder until such time as such Glenmark Partnership shall become a wholly-owned Subsidiary of any Obligor and (b) any Subsidiary acquired or formed after the date hereof shall not be required to become a "Subsidiary Guarantor" and an "Obligor" hereunder if such Subsidiary shall be liable with respect to Permitted Acquisition Debt provided that (i) the original principal amount of such Permitted Acquisition Debt shall not be less than 66 2/3% of the value of all Property held by such Subsidiary (such value to be reasonably determined by the Agent and, unless such valuation shall be unreasonable, such value shall be deemed to be the acquisition price), (ii) the aggregate value of all Property held by such Subsidiary and all other Consolidated Entities who are liable for Permitted Acquisition Debt (such value to be reasonably determined by the Agent and, unless such valuation shall be unreasonable, such value shall be deemed to be the respective acquisition prices) shall not exceed the result of (A) $30,000,000 minus (B) the product of (x) 1.50 times (y) the value of all Property subject to any conditional sale or other title retention agreement or a Capital Lease entered into after the Initial Closing Date (such value to be reasonably determined by the Agent and, unless such valuation shall be unreasonable, such valuation shall be deemed to be the acquisition price), (iii) no Default or Event of Default exists or would exist after giving effect to such Acquisition and (iv) if such Subsidiary shall cease to be liable for such Permitted Acquisition Debt, it shall then become a "Subsidiary Guarantor" and an "Obligor" hereunder.

          ARTICLE 7.  NEGATIVE COVENANTS.

     So long as any Note shall remain unpaid or any Bank shall have any Commitment under this Agreement, the Borrower shall not:

     Section 7.01.  Debt.  Create, incur, assume or suffer to exist, or
                    ----
permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt, except:

          (a) Debt of the Obligors under this Agreement, the Notes and the other Facility Documents;

          (b) Debt described in SCHEDULE IV and, to the extent indicated on SCHEDULE IV, any renewals, extensions or refinancings thereof, provided that the principal amount thereof does not increase;

          (c) Debt of any Obligor to any other Obligor so long as (i) if such Debt is secured, such Debt is evidenced by a promissory note and such note together with such security is pledged as collateral for the Loans and the other obligations under the Facility Documents and (ii) if such Debt is evidenced by a promissory note or other instrument, such note or other instrument is pledged to the Agent as collateral for the Loans and the other obligations under the Facility Documents;

          (d) accounts payable to trade creditors for goods or services and current operating liabilities (other than for borrowed money), in each case incurred in the ordinary course of business and paid within prescribed time limits that are in the ordinary course of business, unless contested in good faith and by appropriate proceedings;

          (e) Permitted Mortgage Debt of any Consolidated Entity other than a Subsidiary Co-Borrower incurred pursuant to this Section 7.01(e) provided that the aggregate principal amount of such Debt for all Consolidated Entities does not exceed at any time $26,000,000;

          (f) Debt of any Consolidated Entity other than a Subsidiary Co-Borrower incurred pursuant to this Section 7.01(f) secured by Purchase Money Liens permitted by Section 7.03(k) provided that the aggregate principal amount of such Debt for all Consolidated Entities does not exceed at any time $20,000,000;

          (g) Debt of the Borrower under documentary and standby letters of credit so long as the aggregate reimbursement obligations under such letters of credit does not exceed at any time $10,000,000;

          (h)   Consolidated Subordinated Debt; and

          (i) Debt of each of the Glenmark Partnerships in favor of the Borrower so long as (i) the aggregate amount of such Debt of each such Glenmark Partnership does not exceed $2,500,000 and (ii) such Debt is evidenced by a promissory note on terms reasonably acceptable to the Agent which shall be secured by a first priority Lien on all of the personal Property of such Glenmark Partnership and pledged to the Agent as collateral for the Senior Obligations.

     Section 7.02.  Guaranties, Etc.  Create, incur, assume or suffer to
                    ---------------
exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Guaranty, except (a) Guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) Guaranties by the Borrower of Debt permitted under Section 7.01 and leases permitted under Section 7.04 and
(c) Guaranties constituting Debt so long as such Debt is permitted under
Section 7.01.

     Section 7.03.  Liens.  Create, incur, assume or suffer to exist, or
                    -----
permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its Property, now owned or hereafter acquired, except:

          (a) Liens in favor of the Agent on behalf of the Banks securing the Loans hereunder;

          (b) Liens for taxes or assessments or other government charges or levies if not yet due and payable or if due and payable if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

          (c) Liens imposed by law, such as mechanic's, materialmen's, landlord's, warehousemen's and carrier's Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than 90 days, or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

          (d) Liens under workmen's compensation, unemployment insurance, social security or similar legislation (other than ERISA);

          (e) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

          (f) judgment and other similar Liens arising in connection with court proceedings; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (g) easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by any Consolidated Entity of the Property encumbered thereby in the normal course of its business or materially impair the value of the Property subject thereto;

          (h)   Liens securing obligations of any Obligor to any other
Obligor;

          (i) Liens described on SCHEDULE IV and, to the extent such Lien secures Debt permitted under Section 7.01(b), Liens that secure any renewals, extensions or refinancings of such Debt, but not the extension of such Lien to other Property; and

          (j) Liens securing Permitted Mortgage Debt; provided that the obligations secured by each such Lien are permitted by the provisions of
Section 7.01(e);

          (k) Purchase Money Liens; provided that: (i) the Person owning any Property subject to such Lien is acquired or any Property subject to such Lien is acquired or constructed by any Consolidated Entity and the Lien on any such Property is created within 180 days of such acquisition or construction; (ii) the obligation secured by any Lien so created, assumed or existing shall not exceed 100% of the lesser of cost or fair market value as of the time of acquisition or construction of the Property covered thereby to such Consolidated Entity acquiring or constructing the same;
(iii) each such Lien shall attach, in the case of an acquisition, only to the Property so acquired, personal Property associated with such Property and fixed improvements thereon and, in the case of construction, only to the Property so constructed, personal Property associated with such Property, the land thereunder and the fixed improvements attached thereto; and (iv) the obligations secured by such Lien are permitted by the provisions of Section 7.01(f) and the related expenditure is permitted under Section 7.13; and

          (l) Liens in any Health Care Facility, including, without limitation, in all real Property or personal Property used or to be used in connection with such Health Care Facility (other than any "accounts" as such term is defined in the Uniform

Commercial Code as in effect in the jurisdiction in which such security interest is to be perfected), all equipment and fixtures therein and thereon and all general intangibles, including, without limitation, all Operating Agreements and Licenses related thereto, granted in connection with the sale and simultaneous leaseback of such Health Care Facility otherwise permitted hereunder by any Subsidiary of the Borrower to any Person other than an Affiliate, which Liens secure the obligations of such Subsidiary under such lease.

     Section 7.04.  Leases.  Create, incur, assume or suffer to exist, or
                    ------
permit any of its Subsidiaries to create, incur, assume or suffer to exist, any obligation as lessee for the rental or hire of any Property, except:

          (a) leases (other than Capital Leases) which do not in the aggregate require the Consolidated Entities on a consolidated basis to make payments (excluding taxes, insurance, maintenance and similar expense which any Consolidated Entity is required to pay under the terms of any lease) in any fiscal year of the Consolidated Entities in excess of $25,000,000;

          (b) leases between any Obligor and any other Obligor so long as such lease is subordinated to the Liens of the Agent under the Security Documents; and

          (c)   Capital Leases permitted by Section 7.01, Section 7.03 and
Section 7.13.

     Section 7.05.  Investments.  Make, or permit any of its Subsidiaries
                    -----------
to make, any loan or advance to any Person or purchase or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any capital stock, assets, obligations or other securities of, make any capital contribution to, or otherwise invest in, or acquire any interest in, any Person, except:

          (a)   cash or Cash Equivalents;

          (b) Property to be used or useful in the ordinary course of business of the Consolidated Entities;

          (c) for stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to any Consolidated Entity and stock, obligations or securities received in connection with sales and leases of Property to the extent permitted under
Section 7.07(d);

          (d) to or in any Obligor or in any corporation that concurrently with such investment becomes an Obligor;

          (e)   in connection with an Acceptable Acquisition;

          (f)   Guaranties permitted by Section 7.02;

          (g)   Capital Expenditures permitted by Section 7.13; and

          (h)   for other investments not listed in clauses (a) through
(g), inclusive, provided that the aggregate amount of such investments for all Consolidated Entities does not exceed at any time $5,000,000.

     Section 7.06.  Dividends.  Declare or pay any dividends, purchase,
                    ---------
redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such whether in cash, assets or in obligations of the Borrower, or allocate or otherwise set apart any sum for the payment of any dividend or distribution on, or for the purchase, redemption or retirement of any shares of its capital stock, or make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock, or make, or permit any of its Subsidiaries to make, payments of interest on, or payments or prepayments of principal of, or payments (or setting apart of money for a sinking or other analogous fund) for the purchase, redemption, retirement or other acquisition of principal or interest, on Consolidated Subordinated Debt, except that so long as no Default or Event of Default exists or would exist after giving effect to such payment:

          (a) the Borrower may declare and deliver dividends and make distributions payable solely in its common stock;

          (b) the Borrower may purchase or otherwise acquire shares of its capital stock by exchange for or out of the proceeds received from a substantially concurrent issue of new shares of its capital stock;

          (c) the Borrower may prepay, redeem, retire or otherwise acquire Multicare Subordinated Notes and Multicare Subordinated Debentures by exchange for or out of the proceeds received from a substantially concurrent issue of new shares of its capital stock or from a substantially concurrent incurrence of new Consolidated Subordinated Debt;

          (d) the Borrower may prepay, redeem, retire or otherwise acquire Multicare Subordinated Notes so long as for each fiscal year of the Consolidated Entities, the aggregate face amount of Multicare Subordinated Notes subject to acquisition for such fiscal year does not exceed (i) with respect to the fiscal year ending on December 31, 1996, $7,500,000 and (ii) with respect to each fiscal year ending thereafter, 25% of Consolidated Net Income for the immediately preceding fiscal year;

          (e) the Borrower may make payments of interest on the Multicare Subordinated Notes in accordance with the terms of the Multicare Indenture; and

          (f) the Borrower may make payments of interest on the Multicare Subordinated Debentures in accordance with the terms of the Multicare Fiscal Agency Agreement.

     Section 7.07.  Sale of Assets.  Sell, lease, assign, transfer or
                    --------------
otherwise dispose of, or permit any of its Subsidiaries to sell, lease, assign, transfer or otherwise dispose of, any of its now owned or hereafter acquired Property (including, without limitation, shares of stock and indebtedness, receivables and leasehold interests); except:

          (a) for inventory disposed of in the ordinary course of business;

          (b) the sale or other disposition of Property no longer used or useful in the conduct of its business;

          (c) any Obligor other than a Subsidiary Co-Borrower may sell, lease, assign, or otherwise transfer its Property to any other Obligor;

          (d) any Consolidated Entity (including, without limitation, any Subsidiary Co-Borrower so long as the Term Note to which it is a party is paid off in connection with any such sale or lease) may sell or lease any Property to a Person other than an Affiliate for consideration consisting of not less then 80% cash provided that (i) the fair market value of such Property together with the fair market value of all other Property sold or leased during the same fiscal year of the Consolidated Entities does not exceed $40,000,000, (ii) such sale or lease has been approved in good faith by the Board of Directors of such Consolidated Entity, (iii) no Default or Event of Default exists or would exist after giving effect to such disposition and (iv) the Borrower believes in good faith that the Consolidated Entities will continue to be in compliance with the financial covenants contained in Article 8 on a pro forma basis; and

          (e) leases of portions of the Health Care Facilities to tenants which use such leased premises for specialty use or uses incidental to the operation of a Health Care Facility (including, without limitation, a pharmacy, gift shop, or physical or occupational therapy and rehabilitation).

     Section 7.08.  Stock of Subsidiaries, Etc.  Except as permitted by
                    --------------------------
Section 7.07 or Section 7.10, sell or otherwise dispose of any shares of capital stock of any of its Subsidiaries, or permit any such Subsidiary to issue any additional shares of its capital stock, except directors' qualifying shares.

     Section 7.09.  Transactions with Affiliates.  Enter, or permit any
                    ----------------------------
Subsidiary to enter, into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in a comparable arm's length transaction with a Person not an Affiliate. Without limiting the generality of the foregoing, this Section 7.09 shall not prohibit any transaction described on Schedule VIII.

     Section 7.10.  Mergers, Etc.  Except as permitted under Section 7.07,
                    ------------
merge or consolidate with, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, or acquire all or substantially all of the assets or the business of any Person (or enter into any agreement to do any of the foregoing), or permit any of its Subsidiaries to do so, except that:

          (a) any Obligor other than a Subsidiary Co-Borrower may merge into or consolidate with or transfer assets to any other Obligor; and

          (b) any Consolidated Entity may effect any Acquisition not prohibited by Section 7.11.

     Section 7.11.  Acquisitions.  Make, or permit any of its Subsidiaries
                    ------------
to make, any Acquisition other than an Acceptable Acquisition.

     Section 7.12.  No Activities Leading to Forfeiture.  Engage in or
                    -----------------------------------
propose to be engaged in, or permit any of its Subsidiaries to engage in or propose to be engaged in, the conduct of any business or activity which could result in a Forfeiture Proceeding which could have a Material Adverse Effect.

     Section 7.13.  Capital Expenditures.  Make or commit to make, or
                    --------------------
permit any of its Subsidiaries to make or commit to make, (other than by way of Acquisition) any expenditures in respect of the purchase or other acquisition of fixed or capital assets, except for Consolidated Capital Expenditures in the ordinary course of business not exceeding in any fiscal year of the Consolidated Entities 100% of Consolidated EBITDA (a) projected for such fiscal year as determined in accordance with projections based on the future operating performance of the Consolidated Entities prepared by the chief financial officer of the Borrower in good faith and based on reasonable estimates or (b) determined for such fiscal year as of the end of such fiscal year.

     Section 7.14.  Amendments or Waivers of Certain Documents.  (a)
                    ------------------------------------------
Defease or make, or permit any of its Subsidiaries to defease or make, any payments the effect of which is to defease, or make any voluntary or optional payment or prepayment on, or redemption of, any Permitted Mortgage Debt (except in connection with dispositions of any Health Care Facility permitted under Section 7.07 or refinancings of Permitted Mortgage Debt permitted hereunder) or Consolidated Subordinated Debt (except as permitted under Section 7.06) in whole or in part or (b) amend, supplement or otherwise change (or agree to any amendment or other change of), or permit any of its Subsidiaries to amend, supplement or otherwise change (or agree to any amendment or other change of), the terms of any Permitted Mortgage Debt or Consolidated Subordinated Debt, if the effect of such amendment, supplement or change is to increase the interest rate on such Consolidated Subordinated Debt, advance the dates upon which payments of principal or interest are due on such Permitted Mortgage Debt or such Consolidated Subordinated Debt (including any change that adds or modifies mandatory prepayments), change, in a manner materially adverse to the Consolidated Entities or which confers additional rights on the holders thereof, any event of default or covenant (or any definition relating thereto) with respect to such Consolidated Subordinated Debt, change the redemption or repurchase provisions with respect to such Permitted Mortgage Debt or Consolidated Subordinated Debt in a manner materially adverse to the Consolidated Entities or which confers additional rights on the holders thereof, change the subordination provisions of such Consolidated Subordinated Debt or otherwise increase the obligations of the obligor or confer additional rights on the holders of any Permitted Mortgage Debt or Consolidated Subordinated Debt without, in each case, obtaining the prior written consent of the Required Banks to such amendment or change.

     Section 7.15.  Rights under Other Agreements.  Amend, waive or
                    -----------------------------
otherwise relinquish, or permit any of its Subsidiaries to amend, waive or otherwise relinquish, any of its rights or causes of action under or arising out of, any material provisions, if such amendment, waiver or relinquishment could reasonably be expected to have a Material Adverse Effect, on any Operating Agreement.

     Section 7.16.  Restrictions.  Enter into, or suffer to exist, or
                    ------------
permit any of its Subsidiaries to enter into, or suffer to exist, any agreement with any Person other than the Banks that (a) prohibits, requires the consent of such Person for or limits the ability of (i) any Obligor to pay dividends or make other distributions or pay Debt owed to any other Obligor, make loans or advances to any other Obligor or transfer any of its Property which constitute "Collateral" under the Security Documents to any other Obligor, (ii) any Obligor to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues which constitute "Collateral" under the Security Documents, whether now owned or hereafter acquired, or
(iii) any Obligor to enter into any modification or supplement of the Facility Documents; or (b) contains financial covenants which, taken as a whole, are more restrictive on the Consolidated Entities than the financial covenants contained in Article 8. Notwithstanding Section 7.16(a)(ii) and
(a)(iii), the Subsidiaries of the Borrower may enter into or suffer to exist (w) encumbrances permitted under Section 7.03 or restrictions binding upon any Person at the time such Person becomes a Subsidiary so long as such encumbrances or restrictions were not incurred or assumed in contemplation of such Person becoming a Subsidiary, (x) restrictions contained in security agreements or mortgages permitted under this Agreement, (y) customary anti-assignment and encumbrance clauses in contracts or leases prohibiting the assignment of such leases or contracts or (z) encumbrances or restrictions in effect on the date of this Agreement and renewals thereof.

          ARTICLE 8.  FINANCIAL COVENANTS.

     So long as any Note shall remain unpaid or any Bank shall have any Commitment under this Agreement and as determined as of the end of each fiscal quarter of the Consolidated Entities:

     Section 8.01.  Interest Coverage Ratio.  The Borrower shall maintain
                    -----------------------
at all times an Interest Coverage Ratio of not less than 2.00 to 1.00.

     Section 8.02.  Senior Interest Coverage Ratio.  The Borrower shall
                    ------------------------------
maintain at all times a Senior Interest Coverage Ratio of not less than
3.50 to 1.00.

     Section 8.03.  Minimum Net Worth.  The Borrower shall maintain at all
                    -----------------
times Consolidated Net Worth of not less than the sum of (a) $110,000,000 plus (b) the aggregate sum of the Fiscal Quarter Net Worth Increase Amounts calculated for each fiscal quarter of the Consolidated Entities ending after March 31, 1996.

     Section 8.04.  Leverage Ratio.  The Borrower shall maintain at all
                    --------------
times a Leverage Ratio of not greater than (a) if such time is before March 31, 1997, 2.00 to 1.00 or (b) if such time is on or after March 31, 1997,
1.75 to 1.00.

     Section 8.05.  Current Ratio.  The Borrower shall maintain at all
                    -------------
times a Current Ratio of not less than 1.00 to 1.00.

     Section 8.06.  Tangible Free Assets.  The Borrower shall maintain at
                    --------------------
all times Consolidated Tangible Free Assets of not less than $300,000,000.

     Section 8.07.  Modified Leverage Ratio.  The Borrower shall maintain
                    -----------------------
at all times a Modified Leverage Ratio of not greater than (a) if such time is before March 31, 1997, 5.50 to 1.00 or (b) if such time is on or after March 31, 1997, 5.00 to 1.00.

          ARTICLE 9.  EVENTS OF DEFAULT.

     Section 9.01.  Events of Default.  Any of the following events shall
                    -----------------
be an "Event of Default":

          (a) the Borrower shall: (i) fail to pay the principal of any Note on or before the date when due and payable; or (ii) fail to pay interest on any Note or any fee or other amount due hereunder on or before five (5) days after the date when due and payable;

          (b) any representation or warranty made or deemed made by any Consolidated Entity in this Agreement or in any other Facility Document or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Facility Document shall prove to have been incorrect in any material respect on or as of the date made;

          (c) (i) the Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 2.03 or Articles 7 or 8; or (ii) any Obligor shall fail to perform or observe any term, covenant or agreement on its part to be performed or observed (other than the obligations specifically referred to elsewhere in this Section 9.01) in any Facility Document to which it is a party and such failure shall continue for 30 consecutive days;

          (d) any Consolidated Entity shall: (i) fail to pay any Debt and/or obligations under any lease aggregating in excess of 5% of Consolidated Net Worth (other than the payment obligations described in (a) above), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (ii) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Debt or any such lease, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such Debt or of the obligations under such lease; or any such Debt or any such obligations shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

          (e) any Consolidated Entity: (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding shall have been commenced, against it, in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed for a period of 30 days or more; or shall be the subject of any proceeding under which its assets may be subject to seizure, forfeiture or divestiture (other than a proceeding in respect of a Lien permitted under Section 7.03(b)); or (v) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its Property; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 30 days or more;

          (f) one or more judgments, decrees or orders for the payment of money in excess of 5% of Consolidated Net Worth in the aggregate shall be rendered against any Consolidated Entity and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of 60 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal;

          (g) any event or condition shall occur or exist with respect to any Plan or Multiemployer Plan concerning which any Consolidated Entity is under an obligation to furnish a report to the Bank in accordance with
Section 6.08(h) hereof and as a result of such event or condition, together with all other such events or conditions, such Consolidated Entity or any ERISA Affiliate has incurred or in the opinion of the Banks is reasonably likely to incur a liability to a Plan, a Multiemployer Plan, the PBGC, or a
Section 4042 Trustee (or any combination of the foregoing) which is material in relation to the financial position of the Consolidated Entities; provided, however, that any such amount shall not be deemed to be material so long as all such amounts do not exceed $500,000 in the aggregate during the term of this Agreement;

          (h) the Unfunded Benefit Liabilities of one or more Plans have increased after the date of this Agreement in an amount which is material (as specified in Section 6.08(g)(viii) hereof);

          (i)   (i) any Person (other than Daniel Straus or Moshael
Straus) or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rules 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding shares of voting stock of the Borrower; (ii) Daniel Straus or Moshael Straus shall have ceased to continue to serve as an executive officer and director of the Borrower and shall have ceased to continue in the operational and managerial capacities in which he now serves or in enhanced operational or managerial capacities with the Borrower; provided the Borrower shall have 180 days to replace Daniel Straus or Moshael Straus with an appropriate executive officer and director who shall be satisfactory in all respects to the Required Banks or otherwise satisfy the Required Banks with respect to the continuity of management; or (iii) during any period of 12 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such 12-month period were directors (or persons nominated by such individuals) of the Borrower cease for any reason to constitute a majority of the board of directors of the Borrower;

          (j) any Forfeiture Proceeding shall have been commenced or any Consolidated Entity shall have given any Bank written notice of the commencement of any Forfeiture Proceeding as provided in Section 6.08(k) which, in either case, could reasonably be expected to have a Material Adverse Effect;

          (k) (i) any of the Security Documents shall at any time after its execution and delivery and for any reason cease to create a valid and perfected first priority security interest in and to the Property purported to be subject to such Agreement; or (ii) any Facility Document shall cease to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by any Obligor or any Obligor shall deny it has any further liability or obligation under the Security Documents or any Obligor shall fail to perform any of its obligations thereunder;

          (l) any of the Fee Owners shall at any time (i) own any asset except for a Health Care Facility; (ii) create, incur, assume or have outstanding any Debt or other liabilities or obligations except for (A) Debt permitted by Section 7.01, (B) liabilities as lessor arising under leases of such Health Care Facility to another Obligor plus related liabilities that arise solely from the interest of such Fee Owner in real Property and (C) Permitted Mortgage Debt; (iii) enter into any transaction of merger, consolidation or amalgamation other than with or into another Obligor, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) except as otherwise permitted under this Agreement; or (iv) engage in any other business other than the holding of title to the Health Care Facilities; or

          (m) Management Fees during any fiscal year of the Consolidated Entities shall exceed 40% of Consolidated EBITDA for such year.

     Section 9.02.  Remedies.  If any Event of Default shall occur and be
                    --------
continuing, the Agent shall, upon request of the Required Banks, by notice to the Borrower (a) declare the Commitments to be terminated, whereupon the same shall forthwith terminate, and (b) declare the outstanding principal of the Notes, all interest thereon and all other amounts payable under this Agreement and the Notes to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and the Subsidiary Co-Borrowers; provided that, in the case of an Event of Default referred to in Section 9.01(e) or Section 9.01(i)(i) above, the Commitments shall be immediately terminated, and the Notes, all interest thereon and all other amounts payable under this Agreement shall be immediately due and payable without notice, presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower and the Subsidiary Co-Borrowers. If an Event of Default shall occur and be continuing, the Agent and each Bank may exercise all of the rights and remedies conferred in this Agreement and in each of the other Facility Documents; it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Agreement or the other Facility Documents or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time as often as may be deemed expedient by the Agent and such Bank.

          ARTICLE 10.  UNCONDITIONAL GUARANTY.

     Section 10.01.  Guarantied Obligations.  Each of (x) the Subsidiary
                     ----------------------
Co-Borrowers other than, with respect to each Term Loan, the respective Subsidiary Co-Borrower thereunder and (y) the Subsidiary Guarantors (each of the foregoing entities individually a "Guarantor" and collectively the "Guarantors"), jointly and severally, in consideration of the execution and delivery of this Agreement by the Banks and the Agent, hereby irrevocably and unconditionally guarantees to the Agent, for the benefit of the Banks, as and for such Guarantor's own debt, until final payment has been made:

          (a) the due and punctual payment in cash of the Senior Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to mandatory or optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof, it being the intent of the Guarantors that the guaranty set forth in this Section 10.01 (the "Unconditional Guaranty") shall be a guaranty of payment and not a guaranty of collection; and

          (b) the punctual and faithful performance, keeping, observance, and fulfillment by each of the Obligors of all duties, agreements, covenants and obligations of such Obligor contained in each of the Facility Documents to which it is a party.

     Section 10.02.  Performance Under This Agreement.  In the event any
                     --------------------------------
Obligor fails to make, on or before the due date thereof, any payment of the principal of, or interest on, the Notes or of any other amounts payable, or any other indebtedness owing, under any of the Facility Documents or if any Obligor shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (a) or clause (b) of
Section 10.01 hereof in the manner provided in the Notes or in any of the other Facility Documents, the Guarantors shall cause forthwith to be paid the moneys, or to be performed, kept, observed, or fulfilled each of such obligations, in respect of which such failure has occurred.

     SECTION 10.03.  LIMITATION ON GUARANTY.  THE MAXIMUM LIABILITY OF EACH
                     ----------------------
GUARANTOR UNDER THIS ARTICLE 10 SHALL IN NO EVENT EXCEED THE MAXIMUM GUARANTIED AMOUNT. NOTHING IN THIS SECTION 10.03 SHALL BE CONSTRUED TO LIMIT THE LIABILITY OF ANY SUBSIDIARY CO-BORROWER UNDER THE TERM NOTE TO WHICH IT IS A PARTY.

     Section 10.04.  Waivers.  To the fullest extent permitted by law, each
                     -------
Guarantor does hereby waive:

          (a)   notice of acceptance of the Unconditional Guaranty;

          (b) notice of any borrowings under this Agreement, or the creation, existence or acquisition of any of the Senior Obligations, subject to such Guarantor's right to make inquiry of the Agent to ascertain the amount of the Senior Obligations at any reasonable time;

          (c) notice of the amount of the Senior Obligations, subject to such Guarantor's right to make inquiry of the Agent to ascertain the amount of the Senior Obligations at any reasonable time;

          (d) notice of adverse change in the financial condition of the Borrower, any Subsidiary Co-Borrower, any other Guarantor or any other fact that might increase such Guarantor's risk hereunder;

          (e) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument;

          (f)   notice of any Default or Event of Default;

          (g) all other notices and demands to which such Guarantor might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to such Guarantor hereunder or under the other Facility Documents);

          (h) the right by statute or otherwise to require any or each Bank or the Agent to institute suit against the Borrower or any Subsidiary Co-Borrower or to exhaust the rights and remedies of any or each Bank or the Agent against the Borrower or such Subsidiary Co-Borrower, such Guarantor being bound to the payment of each and all Senior Obligations, whether now existing or hereafter accruing, as fully as if such Senior Obligations were directly owing to each Bank by such Guarantor;

          (i) any defense arising by reason of any disability or other defense (other than the defense that the Senior Obligations shall have been fully and finally performed and indefeasibly paid) of the Borrower or any Subsidiary Co-Borrower or by reason of the cessation from any cause whatsoever of the liability of the Borrower or such Subsidiary Co-Borrower in respect thereof; and

          (j) any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force which, but for this waiver, might be applicable to any sale of Property of such Guarantor made under any judgment, order or decree based on this Agreement, and such Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of such law.

Until all of the Senior Obligations shall have been paid in full, none of the Guarantors shall have any right of subrogation, reimbursement, or indemnity whatsoever in respect thereof and no right of recourse to or with respect to any assets or Property of the Borrower, any Subsidiary Co-Borrower or any other Guarantor. Nothing shall discharge or satisfy the obligations of the Guarantor hereunder except the full and final performance and indefeasible payment of the Senior Obligations by the Guarantors, upon which each Bank agrees to transfer and assign its interest in the Notes to the Guarantors without recourse, representation or warranty of any kind (other than that such Bank owns such Notes and that such Notes are free of Liens created by such Bank). All of the Senior Obligations shall in the manner and subject to the limitations provided herein for the acceleration of the Notes, forthwith become due and payable without notice.

     Section 10.05.  Releases.  Each of the Guarantors consents and agrees
                     --------
that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, each Bank or the Agent, in the manner provided herein, by action or inaction, may:

          (a) compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Notes or the other Facility Documents;

          (b) grant other indulgences to the Borrower or any Subsidiary Co-Borrower in respect thereof;

          (c) amend or modify in any manner and at any time (or from time to time) any one or more of the Notes and the other Facility Documents in accordance with Section 12.01 or otherwise;

          (d) release or substitute any one or more of the endorsers or guarantors of the Senior Obligations whether parties hereto or not; and

          (e) exchange, enforce, waive, or release, by action or inaction, any security for the Senior Obligations (including, without limitation, any of the collateral therefor) or any other guaranty of any of the Notes.

     Section 10.06.  Marshaling.  Each of the Guarantors consents and
                     ----------
agrees that:

          (a) the Agent shall be under no obligation to marshal any assets in favor of such Guarantor or against or in payment of any or all of the Senior Obligations; and

          (b) to the extent the Borrower, any Subsidiary Co-Borrower or any other Guarantor makes a payment or payments to any Bank, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver, or any other party under any bankruptcy law, common law, or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and such Guarantor shall be primarily liable for such obligation.

     Section 10.07.  Liability.  Each of the Guarantors agrees that the
                     ---------
liability of such Guarantor in respect of this Article 10 shall not be contingent upon the exercise or enforcement by any Bank or the Agent of whatever remedies such Bank or the Agent may have against the Borrower, any Subsidiary Co-Borrower or any other Guarantor or the enforcement of any Lien or realization upon any security such Bank or the Agent may at any time possess.

     Section 10.08.  Unconditional Obligation.  The Unconditional Guaranty
                     ------------------------
set forth in this Article 10 is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect until the full and final payment of the Senior Obligations without respect to future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance or assumption of any obligations (including, without limitation, the Notes) of or by the Borrower, any Subsidiary Co-Borrower or any other Guarantor, or with respect to the execution and delivery of any agreement (including, without limitation, the Notes and the other Facility Documents) of the Borrower, any Subsidiary Co-Borrower or any other Guarantor.

     Section 10.09.  Election to Perform Obligations.  Any election by any
                     -------------------------------
of the Guarantors to pay or otherwise perform any of the obligations of the Borrower or any Subsidiary Co-Borrower under the Notes or under any of the other Facility Documents, whether pursuant to this Article 10 or otherwise, shall not release the Borrower or such Subsidiary Co-Borrower from such obligations or any of its other obligations under the Notes or under any of the other Facility Documents.

     Section 10.10.  No Election.  The Agent shall have the right to seek
                     -----------
recourse against any one or more of the Guarantors to the fullest extent provided for herein for such Guarantor's obligations under this Agreement (including, without limitation, this Article 10) in respect of the Notes. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Agent's right to proceed in any other form of action or proceeding or against other parties unless such holder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by any Bank or the Agent against the Borrower or any Subsidiary Co-Borrower under any document or instrument evidencing obligations of the Borrower or any Subsidiary Co-Borrower to such Bank or the Agent shall serve to diminish the liability of any of the Guarantors under this Agreement (including, without limitation, this Article 10) except to the extent that such Bank finally and unconditionally shall have realized payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon any Guarantor's right of subrogation against the Borrower or such Subsidiary Co-Borrower.

     Section 10.11.  Severability.  Subject to Article 9 hereof and
                     ------------
applicable law, each of the rights and remedies granted under this Article 10 to the Agent may be exercised by the Agent without notice by the Agent to, or the consent of or any other action by, the Agent, provided that each of the Guarantors will give each Bank immediate notice of any exercise of rights and remedies by the Agent under this Article 10.

     Section 10.12.  Other Enforcement Rights.  The Agent may proceed, as
                     ------------------------
provided in Article 10 hereof, to protect and enforce the Unconditional Guaranty by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained herein (including, without limitation, in this Article
10) or in execution or aid of any power herein granted; or for the recovery of judgment for the obligations hereby guarantied or for the enforcement of any other proper, legal or equitable remedy available under applicable law. Each Bank shall have, to the fullest extent permitted by law and this Agreement, a right of set-off against, any and all credits and any and all other Property of any Guarantor, now or at any time whatsoever with, or in the possession of, such holder, or anyone acting for such holder, as security for any and all obligations of the Guarantors hereunder and such Lien shall be deemed permitted for all purposes under Article 7 hereof.

     Section 10.13.  Delay or Omission; No Waiver.  No course of dealing on
                     ----------------------------
the part of any Bank or the Agent and no delay or failure on the part of any such Person to exercise any right hereunder (including, without limitation, this Article 10) shall impair such right or operate as a waiver of such right or otherwise prejudice such Person's rights, powers and remedies hereunder. Every right and remedy given by the Unconditional Guaranty or by law to any Bank or the Agent may be exercised from time to time as often as may be deemed expedient by such Person.

     Section 10.14.  Restoration of Rights and Remedies.  If any Bank or
                     ----------------------------------
the Agent shall have instituted any proceeding to enforce any right or remedy under the Unconditional Guaranty, under any Note held by such Bank, or under any Security Document, and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such Bank or the Agent, then and in every such case each such Bank, the Agent, the Borrower, each Subsidiary Co-Borrower and each Guarantor shall, except as may be limited or affected by any determination in such proceeding, be restored severally and respectively to its respective former positions hereunder and thereunder, and thereafter, subject as aforesaid, the rights and remedies of such Bank or the Agent shall continue as though no such proceeding had been instituted.

     Section 10.15.  Cumulative Remedies. No remedy under this Agreement
                     -------------------
(including, without limitation, this Article 10), the Notes or any of the other Facility Documents is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder this Agreement (including, without limitation, this Article 10), under the Notes or under any of the other Facility Documents.

     Section 10.16.  Survival.  So long as the Senior Obligations shall not
                     --------
have been fully and finally performed and indefeasibly paid, the obligations of the Guarantors under this Article 10 shall survive the transfer and payment of any Note and the payment in full of all the Notes and the expiration and termination of the Commitments.

          ARTICLE 11.  THE AGENT.

     Section 11.01.  Appointment, Powers and Immunities of Agent.  Each
                     -------------------------------------------
Bank hereby irrevocably (but subject to removal by the Required Banks pursuant to Section 11.09) appoints and authorizes the Agent to act as its agent hereunder and under any other Facility Document with such powers as are specifically delegated to the Agent by the terms of this Agreement and any other Facility Document, together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Facility Document, and shall not by reason of this Agreement be a trustee for any Bank. The Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties made by any Consolidated Entity or any officer or official of such Consolidated Entity or any other Person contained in this Agreement or any other Facility Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Facility Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Facility Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any collateral security for the Loans or for any failure by any Obligor to perform any of its obligations hereunder or thereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Facility Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

     Section 11.02.  Reliance by Agent.  The Agent shall be entitled to
                     -----------------
rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent may deem and treat each Bank as the holder of the Loans made by it for all purposes hereof unless and until a notice of the assignment or transfer thereof satisfactory to the Agent signed by such Bank shall have been furnished to the Agent but the Agent shall not be required to deal with any Person who has acquired a participation in any Loan from a Bank. As to any matters not expressly provided for by this Agreement or any other Facility Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and any other holder of all or any portion of any Loan.

     Section 11.03.  Defaults.  The Agent shall not be deemed to have
                     --------
knowledge of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on the Loans to the extent the same is required to be paid to the Agent for the account of the Banks) unless the Agent has received notice from a Bank or any Obligor specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to Section 11.08) take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Required Banks; provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks; and provided further that the Agent shall not be required to take any such action which it determines to be contrary to law.

     Section 11.04.  Rights of Agent as a Bank.  With respect to its
                     -------------------------
Commitment and the Loans made by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its capacity as a Bank. The Agent and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with, any Consolidated Entity (and any of its affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from any Consolidated Entity for services in connection with this Agreement or otherwise without having to account for the same to the Banks. Although the Agent and its affiliates may in the course of such relationships and relationships with other Persons acquire information about any Consolidated Entity, its Affiliates and such other Persons, the Agent shall have no duty to disclose such information to the Banks.

     Section 11.05.  Indemnification of Agent.  The Banks agree to
                     ------------------------
indemnify the Agent (to the extent not reimbursed under Section 12.03 or under the applicable provisions of any other Facility Document, but without limiting the obligations of the Obligors under Section 12.03 or such provisions), ratably in accordance with the aggregate unpaid amount of the Senior Obligations held by the Banks (without giving effect to any participations, in all or any portion of such Senior Obligations, sold by them to any other Person) (or, if no Senior Obligations are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any other Facility Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Obligors are obligated to pay under Section 12.03 or under the applicable provisions of any other Facility Document but excluding, unless a Default or Event of Default has occurred, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

     Section 11.06.  Documents.  The Agent will forward to each Bank,
                     ---------
promptly after the Agent's receipt thereof, a copy of each report, notice or other document required by this Agreement or any other Facility Document to be delivered to the Agent for such Bank.

     Section 11.07.  Non-Reliance on Agent and Other Banks.  Each Bank
                     -------------------------------------
agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Consolidated Entities and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Facility Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Consolidated Entities of this Agreement or any other Facility Document or any other document referred to or provided for herein or therein or to inspect the properties or books of any Consolidated Entity. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of any Consolidated Entity (or any of their Affiliates) which may come into the possession of the Agent or any of its affiliates. The Agent shall not be required to file this Agreement, any other Facility Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Facility Document or any document or instrument referred to herein or therein, to anyone.

     Section 11.08.  Failure of Agent to Act.  Except for action expressly
                     -----------------------
required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Banks under Section 11.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     Section 11.09.  Resignation or Removal of Agent.  Subject to the
                     -------------------------------
appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving written notice thereof to the Banks and the Borrower, and the Agent may be removed at any time with or without cause by the Required Banks; provided that the Borrower and the other Banks shall be promptly notified thereof. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which has an office in the State of New Jersey or the State of New York. The Required Banks or the retiring Agent, as the case may be, shall upon the appointment of a successor Agent promptly so notify the Borrower and the other Banks. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

     Section 11.10.  Amendments Concerning Agency Function.  The Agent
                     -------------------------------------
shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Facility Document which affects its duties hereunder or thereunder unless it shall have given its prior consent thereto.

     Section 11.11.  Liability of Agent.  The Agent shall not have any
                     ------------------
liabilities or responsibilities to any Obligor on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of any Obligor to perform its obligations hereunder or under any other Facility Document.

     Section 11.12.  Transfer of Agency Function.  Without the consent of
                     ---------------------------
the Obligors or any Bank, the Agent may at any time or from time to time transfer its functions as Agent hereunder to any of its offices in the United States wherever located, provided that the Agent shall promptly notify the Borrower and the Banks thereof.

     Section 11.13.  Non-Receipt of Funds by the Agent.  Unless the Agent
                     ---------------------------------
shall have been notified by a Bank, the Borrower or any Subsidiary Co-Borrower (any as appropriate being the "Payor") prior to (or, if the Payor is a Bank making a Variable Rate Loan, on) the date on which such Bank is to make payment hereunder to the Agent of the proceeds of a Loan or the Borrower or any Subsidiary Borrower is to make payment to the Agent, as the case may be (either such payment being a "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment (and, if such recipient is the Borrower or any Subsidiary Co-Borrower and the Payor Bank fails to pay the amount thereof to the Agent forthwith upon demand, the Borrower or such Subsidiary Co-Borrower) shall, on demand, repay to the Agent the amount made available to it together with interest thereon for the period from the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the average daily Federal Funds Rate for such period.

     Section 11.14.  Withholding Taxes.  Each Bank represents that as of
                     -----------------
the Closing Date it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to the Agent such forms, certifications, statements and other documents as the Agent may request from time to time to evidence such Bank's exemption from the withholding of any tax imposed by any jurisdiction or to enable the Agent to comply with any applicable laws or regulations relating thereto.
Without limiting the effect of the foregoing, if any Bank is not created or organized under the laws of the United States of America or any state thereof, in the event that the payment of interest by the Borrower is treated for U.S. income tax purposes as derived in whole or in part from sources from within the U.S., such Bank will furnish to the Agent Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Bank as evidence of such Bank's exemption from the withholding of U.S. tax with respect thereto. The Agent shall not be obligated to make any payments hereunder to such Bank in respect of any Loan or such Bank's Commitment until such Bank shall have furnished to the Agent the requested form, certification, statement or document. Each Obligor agrees to pay to any such Bank such additional amounts as are necessary in order that the net payment of any amount due to such Bank in respect of any U.S. tax imposed with respect to such payment will not be less than the amount stated herein to be then due and payable.

     Section 11.15.  Several Obligations and Rights of Banks.  The failure
                     ---------------------------------------
of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

     Section 11.16.  Pro Rata Treatment of Loans, Etc.  Except to the
                     --------------------------------
extent otherwise provided: (a) each borrowing under Section 2.04 shall be made from the Banks, each reduction or termination of the amount of the Commitments under Section 2.07 shall be applied to the Commitments of the Banks, and each payment of commitment fee accruing under Section 2.11 shall be made for the account of the Banks, pro rata according to the amounts of their respective unused Commitments; (b) each conversion under Section 2.05 of Loans of a particular type (but not conversions provided for by Section 3.04), shall be made pro rata among the Banks holding Loans of such type according to the respective principal amounts of such Loans by such Banks; and (c) each prepayment and payment of principal of or interest on Loans of a particular type, particular class and a particular Interest Period shall be made to the Agent for the account of the Banks holding Loans of such type and

Interest Period pro rata in accordance with the respective unpaid principal amounts of such Loans of such Interest Period held by such Banks.

     Section 11.17.  Sharing of Payments Among Banks.  If a Bank shall
                     -------------------------------
obtain payment of any principal of or interest on any Senior Obligation made by it through the exercise of any right of setoff, banker's lien, counterclaim, or by any other means, it shall promptly purchase from the other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Senior Obligations made by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such benefit) pro rata in accordance with the unpaid amount of the Senior Obligations held by each of them. To such end the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Obligors agree that any Bank so purchasing a participation (or direct interest) in the Senior Obligations held by other Banks may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation (or direct interest). Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness of any Obligor.

          ARTICLE 12.  MISCELLANEOUS.

     Section 12.01.  Amendments and Waivers.  Except as otherwise expressly
                     ----------------------
provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower (and if such amendment or waiver affects the Term Note to which it is a party, the affected Subsidiary Co-Borrowers), the Agent and the Required Banks, or by the Borrower (and if such amendment or waiver affects the Term Note to which it is a party, the affected Subsidiary Co-Borrowers) and the Agent acting with the consent of the Required Banks and any provision of this Agreement may be waived by the Required Banks or by the Agent acting with the consent of the Required Banks; provided that no amendment, modification
                                   --------
or waiver shall, unless by an instrument signed by all of the Banks or by the Agent acting with the consent of all of the Banks: (a) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of the Commitments, (b) extend the date fixed for the payment of principal of or interest on any Loan or any fee payable hereunder, (c) reduce the amount of any payment of principal thereof or the rate at which interest is payable thereon or any fee payable hereunder, (d) alter the terms of this Section 12.01, (e) amend the definition of the term "Required Banks", (f) waive any of the conditions precedent set forth in
Section 4.01 or, only with respect to Defaults or Events of Default arising under Section 9.01(a) or Section 9.01(e), Section 4.02, (g) discharge any Guarantor from its Unconditional Guaranty under Article 10 hereof or release any Obligor from its obligations hereunder (except for releases otherwise required hereunder), (h) consent to the assignment or transfer by any Obligor of its rights or obligations hereunder or under any Facility Document or (i) release all or any part of the "Collateral" under and as defined in each of the Security Documents (except for releases otherwise required hereunder) and provided,
                                                                 --------
further, that any amendment of Article 11 hereof or any amendment which
- -------
increases the obligations of the Agent hereunder shall require the consent of the Agent. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 12.02.  Usury.  Anything herein to the contrary
                     -----
notwithstanding, the obligations of the Borrower and the Subsidiary Co-Borrowers under this Agreement and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to a Bank limiting rates of interest which may be charged or collected by such Bank.

     Section 12.03.  Expenses.  The Borrower (and, insofar it is
                     --------
responsible for such expenses, each Obligor) shall reimburse the Agent and the Banks on demand for all reasonable costs, expenses, and charges (including, without limitation, fees and charges of external legal counsel) incurred by the Agent in connection with the preparation and the performance, or by the Agent or any Bank in connection with the enforcement of this Agreement or the other Facility Documents. The Borrower (and, insofar it is responsible for such expense, each Obligor) agrees to indemnify the Agent and each Bank and their respective directors, officers, employees, affiliates and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to or arising out of this Agreement or the other Facility Documents or to any actual or proposed use by the Borrower and the Subsidiary Co-Borrowers of the proceeds of the Loans, including without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Person to be indemnified).

     Section 12.04.  Survival.  The obligations of the Obligors under
                     --------
Sections 3.01, 3.05 and 12.03 shall survive the repayment of the Loans and the termination of the Commitments.

     Section 12.05.  Assignment; Participations.
                     --------------------------

          (a) This Agreement shall be binding upon, and shall inure to the benefit of, the Obligors, the Agent, the Banks and their respective successors and assigns, except that the Obligors may not assign or transfer their rights or obligations hereunder. So long as the percentage of each Term Loan and each Term Loan

Commitment assigned by such Bank shall equal the percentage of the Revolving Credit Loans and Revolving Credit Commitments and each other Term Loan and each other Term Loan Commitment assigned by such Bank, each Bank may assign, or sell participations in, all or any part of any Loan to another bank or other entity, in which event (i) in the case of an assignment, upon notice thereof by the Bank to the Borrower with a copy to the Agent, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it were a Bank hereunder; and (ii) in the case of a participation, the participant shall have no rights under the Facility Documents and all amounts payable by the Borrower and the Subsidiary Co-Borrowers under Article 3 shall be determined as if such Bank had not sold such participation. The agreement executed by such Bank in favor of the participant shall not give the participant the right to require such Bank to take or omit to take any action hereunder except action directly relating to (i) the extension of a payment date with respect to any portion of the principal of or interest on any amount outstanding hereunder allocated to such participant, (ii) the reduction of the principal amount outstanding hereunder or (iii) the reduction of the rate of interest payable on such amount or any amount of fees payable hereunder to a rate or amount, as the case may be, below that which the participant is entitled to receive under its agreement with such Bank.
Such Bank may furnish any information concerning the Consolidated Entities in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants); provided that such Bank shall require any such prospective assignee or such participant (prospective or otherwise) to agree in writing to maintain the confidentiality of such information. In connection with any assignment pursuant to this paragraph (a), the assigning Bank shall pay the Agent an administrative fee for processing such assignment in the amount of $5,000.

          (b) In addition to the assignments and participations permitted under paragraph (a) above, any Bank may assign and pledge all or any portion of its Loans and Notes to (i) any affiliate of such Bank or
(ii) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

     Section 12.06.  Notices.  Unless the party to be notified otherwise
                     -------
notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Agent by telephone, confirmed by telex, telecopy or other writing, and to the Banks and to the Obligors by ordinary mail or telecopier addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when the telecopy is transmitted to the telecopier number as aforesaid; provided that notices to the Agent and the Banks shall be effective upon receipt.

     Section 12.07.  Setoff.  Each Obligor agrees that, in addition to (and
                     ------
without limitation of) any right of setoff, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of such Obligor at any of such Bank's offices, in Dollars or in any other currency, against any amount payable by such Obligor to such Bank under this Agreement or such Bank's Note which is not paid when due (regardless of whether such balances are then due to such Obligor), in which case it shall promptly notify such Obligor and the Agent thereof; provided that such Bank's failure to give such notice shall not affect the validity thereof. Payments by the Obligors hereunder shall be made without setoff or counterclaim.

     SECTION 12.08.  JURISDICTION; IMMUNITIES.  (a)  EACH OF THE OBLIGORS
     --------------------------------------------------------------------
HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR
- -----------------------------------------------------------------------
UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR
- -------------------------------------------------------------------------
PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES, AND
- -------------------------------------------------------------------------
EACH OF THE OBLIGORS HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT
- -------------------------------------------------------------------------
OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK
- -------------------------------------------------------------------------
STATE OR FEDERAL COURT.  EACH OF THE OBLIGORS IRREVOCABLY CONSENTS TO THE
- -------------------------------------------------------------------------
SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE
- ----------------------------------------------------------------------
MAILING OF COPIES OF SUCH PROCESS TO SUCH OBLIGOR AT ITS ADDRESS SPECIFIED
- --------------------------------------------------------------------------
IN SECTION 12.06.  EACH OF THE OBLIGORS AGREES THAT A FINAL JUDGMENT IN ANY
- ---------------------------------------------------------------------------
SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER
- --------------------------------------------------------------------------
JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY
- ------------------------------------------------------------------------
LAW.  EACH OF THE OBLIGORS FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH
- ------------------------------------------------------------------------
STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE
- -----------------------------------------------------------------------
BASIS OF FORUM NON CONVENIENS.  EACH OF THE OBLIGORS, THE AGENT AND THE
- -----------------------------------------------------------------------
BANKS WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL.
- -------------------------------------------------

          (b) Nothing in this Section 12.08 shall affect the right of the Agent or any Bank to serve legal process in any other manner permitted by law or affect the right of the Agent or any Bank to bring any action or proceeding against any Obligor or its Property in the courts of any other jurisdictions.

          (c) To the extent that any Obligor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its Property, such Obligor hereby irrevocably waives such immunity in respect of its obligations under this Agreement, the Notes and the other Facility Documents.

     Section 12.09.  Table of Contents; Headings.  Any table of contents
                     ---------------------------
and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

     Section 12.10.  Severability.  The provisions of this Agreement are
                     ------------
intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 12.11.  Counterparts.  This Agreement may be executed in any
                     ------------
number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

     Section 12.12.  Integration.  The Facility Documents set forth the
                     -----------
entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

     SECTION 12.13.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY,
     --------------------------------------------------------------------
AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF
- -------------------------------------------------------------------------
NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS.
- ---------------------------------------------

     Section 12.14.  Confidentiality.  Each Bank and the Agent agrees (on
                     ---------------
behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with safe and sound banking practices, any non-public information supplied to it by the Consolidated Entities pursuant to this Agreement which is identified by the Consolidated Entities as being confidential at the time the same is delivered to the Banks or the Agent, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any of the Banks or the Agent, (iii) to bank examiners, auditors or accountants, (iv) in connection with any litigation to which any one or more of the Banks is a party or (v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees to use reasonable precautions to keep such information confidential; and provided finally that in no event shall any Bank or the Agent be obligated or required to return any materials furnished by the Consolidated Entities.

     Section 12.15.  Treatment of Certain Information.  The Obligors
                     --------------------------------
(a) acknowledge that services may be offered or provided to it (in connection with this Agreement or otherwise) by each Bank or by one or more of their respective subsidiaries or affiliates and (b) acknowledge that information delivered to each Bank by the Consolidated Entities may be provided to each such subsidiary and affiliate.

     Section 12.16.  Release of Certain Claims and Liens.  (a)  If any
                     -----------------------------------
Obligor shall wish to incur Permitted Mortgage Debt, the Agent shall, upon request of such Obligor, forthwith execute proper instruments releasing such Obligor as a "Subsidiary

Guarantor" and "Obligor" hereunder and under the other Facility Documents and releasing the Lien of the Agent in the Property held by such Obligor contemporaneously with such incurrence provided that (i) the amount of such Permitted Mortgage Debt shall not be less than 66 2/3% of the value of all Property held by such Obligor (such value to be reasonably determined by the Agent), (ii) the aggregate value of all Property held by such Obligor and all other Consolidated Entities who have incurred Permitted Mortgage Debt shall not exceed $30,000,000 (such value to be reasonably determined by the Agent, and unless such valuation shall be unreasonable, such value shall be deemed to the fair market value of such Property at the time of incurrence), (iii) the Agent shall be entitled to record sufficient mortgages and leasehold mortgages securing Property of the Obligors having a value equivalent to the Property on which the Agent has released its Lien (such equivalent value to be reasonably determined by the Agent) if such release pertains to any Property in which the Agent shall have a perfected Lien and (iv) no Default or Event of Default exists or would exist after giving effect to such incurrence.

          (b) If any Obligor shall wish to incur Permitted Acquisition Debt, the Agent shall, upon request of such Obligor, forthwith execute proper instruments releasing such Obligor as a "Subsidiary Guarantor" and "Obligor" hereunder and under the other Facility Documents and releasing the Lien of the Agent in all Property held by such Obligor contemporaneously with such incurrence provided that (a) the original principal amount of such Permitted Acquisition Debt shall not be less than 66 2/3% of the value of all Property held by such Subsidiary (such value to be reasonably determined by the Agent and, unless such valuation shall be unreasonable, such value shall be deemed to be the acquisition price), (b) the aggregate value of all Property held by such Subsidiary and all other Consolidated Entities who are liable for Permitted Acquisition Debt (such value to be reasonably determined by the Agent and, unless such valuation shall be unreasonable, such value shall be deemed to be the respective acquisition prices) shall not exceed the result of (i) $30,000,000 minus
(ii) the product of (A) 1.50 times (B) the value of all Property subject to any conditional sale or other title retention agreement or a Capital Lease entered into after the Initial Closing Date (such value to be reasonably determined by the Agent and, unless such valuation shall be unreasonable, such valuation shall be deemed to be the acquisition price), (c) no Default or Event of Default exists or would exist after giving effect to such incurrence and (d) if such Subsidiary shall cease to be liable for such Permitted Acquisition Debt, it shall then again become a "Subsidiary Guarantor" and an "Obligor" hereunder.

          (c)   If any Obligor shall sell any Property in accordance with
Section 7.07, the Agent shall, upon request of such Obligor, forthwith execute proper instruments releasing the Lien of the Agent in such Property contemporaneously with such sale provided that the Agent shall be entitled to record sufficient mortgages and leasehold mortgages securing Property having a value equivalent to the Property released (such equivalent value to be reasonably determined by the Agent) if such release pertains to any Property in which the Agent shall have a perfected Lien.

     Section 12.17.  Intercompany Debt.  Except if such Debt is evidenced
                     -----------------
by a promissory note or other instrument pledged to the Agent as collateral for the Loans and the other obligations under the Facility Documents, the obligations of each Consolidated Entity to make payments under any Debt or other intercompany receivable or advance owing to any other Consolidated Entity shall be subordinated and subject in right of payment to the prior payment in full in cash or Cash Equivalents of all Senior Obligations; provided that so long as no Default or Event of Default has occurred and is continuing, such other Consolidated Entity shall be entitled to receive and retain such payments from such Consolidated Entity. Each Obligor, by its acceptance of this Agreement, agrees to and shall be bound by all the provisions of this Section 12.17.

     Section 12.18.  Intercompany Leases.  (a)  Each Obligor agrees that
                     -------------------
each Intercompany Lease of a Health Care Facility subject to the Lien of the Agent under a Mortgage, and all of the right, title and interest of such Obligor as tenant thereunder, if any, are and shall be subject and subordinate in all respects to such Mortgage Agreement, the Lien and security interests created thereby, all of the terms, conditions and provisions thereof, all renewals, extensions, spreaders, supplements, increases, amendments, modifications, consolidations and replacements thereof, all substitutions therefor and all advances thereunder. The provisions of this Section 12.18(a) shall be self-operative and no further instruments of subordination shall be required. Each Obligor, at its expense, agrees to execute such further instruments as may be necessary or appropriate (and, in any event, as may be requested by the Agent) to effectuate the intention of this Section 12.18(a).

          (b) Each Obligor that is a tenant under an Intercompany Lease agrees that if the interest of the Fee Owner in such Health Care Facility shall be transferred to and owned by the Agent by reason of foreclosure or other proceedings brought by it, or by any other manner, such Obligor shall be bound to the Agent under all of the terms, covenants and conditions of the Intercompany Lease for the balance of the term thereof remaining and any extensions or renewals thereof which may be effected in accordance with any option contained in such Intercompany Lease, with the same force and effect as if the Agent were the landlord under such Intercompany Lease, and such Obligor does hereby attorn to the Agent as its landlord. The provisions of this Section 12.18(b) shall be self-operative and no further instruments of attornment shall be required. Each Obligor agrees to execute such further instruments as may be necessary or appropriate (and, in any event, as may be requested by the Agent) to effectuate the intention of this Section 12.18(b).

          (c) The obligations of each Obligor to make payments under each Intercompany Lease to any other Obligor shall be subordinated and subject in right of payment to the prior payment in full in cash of all Senior Obligations. Each Obligor, by its acceptance of this Agreement, agrees to and shall be bound by all the provisions of this Section 12.18(c).

     Section 12.19.  Reaffirmation.  Each of the Obligors acknowledges that
                     -------------
the Liens granted to the Agent under the Security Documents in and to the "Collateral" defined thereunder secures all obligations of each of the Obligors under this Agreement, the Notes and the other Facility Documents, including, without limitation, all liabilities and obligations under the Loans as herein modified and increased. All references to "Note" or "Notes" in any Facility Document shall be deemed to be to the Notes issued hereunder. All references to "Secured Obligations" in any Facility Document shall be deemed to include all liabilities and obligations under the Loans as herein modified and increased. Each of the Obligors further acknowledges and reaffirms all of its other respective obligations and duties under the Facility Documents to which it is a party.

     Section 12.20.  Certain Waivers.  Each of the Agent and the Banks
                     ---------------
party to the Existing Credit Agreement hereby waives as of May 13, 1996 any Default or Event of Default arising from the noncompliance by the Borrower with Sections 8.03 and 8.04 of the Existing Credit Agreement for the fiscal quarter of the Consolidated Entities ending on March 31, 1996.

     Section 12.21.  Certain Subsidiary Co-Borrower Waivers and Releases.
                     ---------------------------------------------------
To the fullest extent permitted by law, each Subsidiary Co-Borrower does hereby waive: notice of any borrowings under this Agreement; notice of adverse change in the financial condition of the Borrower, any other Subsidiary Co-Borrower, any Subsidiary Guarantor or any other fact that might increase such Subsidiary Co-Borrower's risk hereunder; notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument; notice of any Default or Event of Default; all other notices and demands to which such Subsidiary Co-Borrower might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to such Subsidiary Co-Borrower hereunder or under the other Facility Documents); the right by statute or otherwise to require any or each Bank or the Agent to institute suit against the Borrower or to exhaust the rights and remedies of any or each Bank or the Agent against the Borrower; any defense arising by reason of any disability or other defense (other than the defense that the Senior Obligations shall have been fully and finally performed and indefeasibly paid) of the Borrower or by reason of the cessation from any cause whatsoever of the liability of the Borrower in respect thereof; and any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force which, but for this waiver, might be applicable to any sale of Property of such Subsidiary Co-Borrower made under any judgment, order or decree based on this Agreement, and such Subsidiary Co-Borrower covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or
advantage of such law.   Until all of the Senior Obligations shall have
been paid in full, none of the Subsidiary Co-Borrowers shall have any right of subrogation, reimbursement, or indemnity whatsoever in respect thereof and no right of recourse to or with respect to any assets or Property of the Borrower, any other Subsidiary Co-Borrower or any Subsidiary Guarantor. Each Subsidiary Co-Borrower consents and agrees that, without notice to or by such Subsidiary Co-Borrower and without affecting or impairing the obligations of such Subsidiary Co-Borrower hereunder, each Bank or the Agent, in the manner provided herein, by action or inaction, may: compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Notes or the other Facility Documents; grant other indulgences to the Borrower in respect thereof; amend or modify in any manner and at any time (or from time to time) any one or more of the Notes and the other Facility Documents in accordance with Section 12.01 or otherwise; release or substitute any one or more of the endorsers or guarantors of the Senior Obligations whether parties hereto or not; and exchange, enforce, waive, or release, by action or inaction, any security for the Senior Obligations (including, without limitation, any of the collateral therefor) or any other guaranty of any of the Notes.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                BORROWER:

                                THE MULTICARE COMPANIES, INC.,
                                  A DELAWARE CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:


                                SUBSIDIARY CO-BORROWERS:

                                BREYUT CONVALESCENT CENTER, INC.,
                                  A NEW JERSEY CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                ENCARE OF MENDHAM, INC., A NEW
                                  JERSEY CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                HEALTH RESOURCES OF CEDAR GROVE,
                                  INC., A NEW JERSEY CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                HEALTH RESOURCES OF CINNAMINSON,
                                  INC., A NEW JERSEY CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                HEALTH RESOURCES OF EMERY, INC., A
                                  DELAWARE CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                HEALTH RESOURCES OF EWING, INC., A
                                  NEW JERSEY CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                HEALTH RESOURCES OF FAIR LAWN,
                                  INC., A DELAWARE CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                HEALTH RESOURCES OF MORRISTOWN,
                                  INC., A NEW JERSEY CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                HEALTH RESOURCES OF RIDGEWOOD,
                                  INC., A NEW JERSEY CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                HEALTH RESOURCES OF WEST ORANGE,   INC., A
DELAWARE CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                HOLLY MANOR ASSOCIATES OF NEW
                                  JERSEY, L.P., A DELAWARE LIMITED
                                  PARTNERSHIP
                                  By Encare of Mendham, Inc., its
                                   General Partner


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                MERCERVILLE ASSOCIATES OF NEW
                                  JERSEY, L.P., A DELAWARE LIMITED
                                  PARTNERSHIP
                                  By Breyut Convalescent Center,
                                   Inc., its General Partner


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                POMPTON ASSOCIATES L.P., A NEW
                                  JERSEY LIMITED PARTNERSHIP
                                  By Pompton Care, Inc.,
                                   its General Partner


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                POMPTON CARE, INC., A NEW JERSEY
                                  CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:


                                ROEPHEL CONVALESCENT CENTER, INC.,
                                  A NEW JERSEY CORPORATION


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:

                                THE STRAUS GROUP-OLD BRIDGE,
                                  L.P., A NEW JERSEY LIMITED
                                  PARTNERSHIP
                                  By Health Resources of Emery, Inc.,
                                   its General Partner


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                THE STRAUS GROUP-RIDGEWOOD L.P.,
                                  A NEW JERSEY LIMITED PARTNERSHIP
                                  By Health Resources of Ridgewood, Inc.,
                                   its General Partner


                                By:
                                   ----------------------------------------
                                    Name:
                                    Title:


                                SUBSIDIARY GUARANTORS:

                                *ANR, INC., A DELAWARE CORPORATION

                                *APPLEWOOD HEALTH RESOURCES, INC.,
                                   A DELAWARE CORPORATION

                                *AUTOMATED PROFESSIONAL ACCOUNTS,
                                   INC., A WEST VIRGINIA CORPORATION

                                *BERKS NURSING HOMES, INC., A
                                   PENNSYLVANIA CORPORATION

                                *BETHEL HEALTH RESOURCES, INC., A
                                   DELAWARE CORPORATION

                                *BRIGHTWOOD PROPERTY, INC., A
                                   WEST VIRGINIA CORPORATION

                                *CARE4, L.P., A DELAWARE LIMITED
                                   PARTNERSHIP
                                   By Institutional Health Care Services
                                    Inc., its General Partner

                                *CENTURY CARE MANAGEMENT, INC., A
                                   DELAWARE CORPORATION

                                *CHATEAU VILLAGE HEALTH RESOURCES,
                                   INC., A DELAWARE CORPORATION

                                *CHG INVESTMENT CORP., INC., A
                                   DELAWARE CORPORATION

                                *CHNR-I, INC., A DELAWARE CORPORATION



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                *COLONIAL HALL HEALTH RESOURCES,
                                   INC., A DELAWARE CORPORATION

                                *COLONIAL HOUSE HEALTH RESOURCES,
                                   INC., A DELAWARE CORPORATION

                                *COMPASS HEALTH SERVICES, INC.,
                                   A WEST VIRGINIA CORPORATION

                                *CONCORD HEALTH GROUP, INC., A
                                   DELAWARE CORPORATION

                                *CONCORD HEALTHCARE SERVICES, INC.,
                                   A PENNSYLVANIA CORPORATION

                                *CONCORD HOME HEALTH, INC., A
                                   PENNSYLVANIA CORPORATION

                                *CONCORD PHARMACY SERVICES, INC.,
                                   A PENNSYLVANIA CORPORATION

                                *CONCORD REHAB, INC., A PENNSYLVANIA
                                   CORPORATION

                                *CONCORD SERVICE CORPORATION, A
                                   PENNSYLVANIA CORPORATION

                                *CUMBERLAND ASSOCIATES OF
                                   RHODE ISLAND, L.P., A DELAWARE
                                   LIMITED PARTNERSHIP
                                   By Health Resources of Cumberland,
                                    Inc., its General Partner

                                *CVNR, INC.,  A DELAWARE CORPORATION

                                *DAWN VIEW MANOR, INC., A WEST VIRGINIA
                                   CORPORATION

                                *DELM NURSING, INC., A PENNSYLVANIA
                                   CORPORATION

                                *ELMWOOD HEALTH RESOURCES, INC., A
                                   DELAWARE CORPORATION



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                *ENCARE OF PENNYPACK, INC.,
                                   A PENNSYLVANIA CORPORATION

                                *ENCARE OF QUAKERTOWN, INC., A
                                   PENNSYLVANIA CORPORATION

                                *ENCARE OF WYNCOTE, INC., A
                                   PENNSYLVANIA CORPORATION

                                *ENR, INC., A DELAWARE CORPORATION

                                *GLENMARK ASSOCIATES, INC., A WEST
                                   VIRGINIA CORPORATION

                                *GLENMARK ASSOCIATES - DAWNVIEW
                                   MANOR, INC., A WEST VIRGINIA
                                   CORPORATION

                                *GLENMARK LIMITED LIABILITY COMPANY
                                   I, A WEST VIRGINIA LIMITED LIABILITY COMPANY
                                   By Glenmark Associates, Inc., its
                                    Member

                                *GLENMARK PROPERTIES, INC., A WEST
                                   VIRGINIA CORPORATION

                                *GMA-BRIGHTWOOD, INC., A WEST
                                   VIRGINIA CORPORATION

                                *GMA CONSTRUCTION, INC., A WEST
                                   VIRGINIA CORPORATION

                                *GMA-MADISON, INC., A WEST VIRGINIA
                                   CORPORATION

                                *GMA PARTNERSHIP HOLDING COMPANY,
                                   INC., A WEST VIRGINIA CORPORATION

                                *GMA - UNIONTOWN, INC., A PENNSYLVANIA
                                   CORPORATION



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                *GROTON ASSOCIATES OF
                                   CONNECTICUT, L.P., A DELAWARE
                                   LIMITED PARTNERSHIP
                                   By Health Resources of Groton,
                                    Inc., its General Partner

                                *HEALTH RESOURCES OF BOARDMAN,
                                   INC., A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF BRIDGETON,
                                   INC., A NEW JERSEY CORPORATION

                                *HEALTH RESOURCES OF COLCHESTER,
                                   INC., A CONNECTICUT CORPORATION

                                *HEALTH RESOURCES OF COLUMBUS,
                                   INC., A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF CRANBURY,
                                   INC., A NEW JERSEY CORPORATION

                                *HEALTH RESOURCES OF CUMBERLAND,
                                   INC., A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF ENGLEWOOD,
                                   INC., A NEW JERSEY CORPORATION

                                *HEALTH RESOURCES OF FARMINGTON,
                                   INC., A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF GLASTONBURY,
                                   INC., A CONNECTICUT CORPORATION

                                *HEALTH RESOURCES OF GROTON, INC.,
                                   A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF JACKSON, INC.,
                                   A NEW JERSEY CORPORATION

                                *HEALTH RESOURCES OF LAKEVIEW, INC.,
                                   A NEW JERSEY CORPORATION

                                *HEALTH RESOURCES OF LEMONT, INC.,
                                   A DELAWARE CORPORATION



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                *HEALTH RESOURCES OF KARMENTA AND
                                   MADISON, INC.,
                                   A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF MARCELLA,
                                   INC., A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF MIDDLETOWN
                                   (RI), INC., A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF MONTCLAIR,
                                   INC., A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF NORFOLK, INC.,
                                   A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF NORWALK, INC.,
                                   A CONNECTICUT CORPORATION

                                *HEALTH RESOURCES OF ROCKVILLE,
                                   INC., A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF SOUTH
                                   BRUNSWICK, INC., A NEW JERSEY
                                   CORPORATION

                                *HEALTH RESOURCES OF WALLINGFORD,
                                   INC., A DELAWARE CORPORATION

                                *HEALTH RESOURCES OF WARWICK,
                                   INC., A DELAWARE CORPORATION

                                *HNCA, INC., A PENNSYLVANIA CORPORATION

                                *HORIZON ASSOCIATES, INC., A WEST
                                   VIRGINIA CORPORATION

                                *HORIZON MEDICAL EQUIPMENT AND
                                   SUPPLY, INC., A WEST VIRGINIA CORPORATION

                                *HORIZON MOBILE, INC., A WEST VIRGINIA
                                   CORPORATION

                                *HORIZON REHABILITATION, INC., A WEST
                                   VIRGINIA CORPORATION



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                *INSTITUTIONAL HEALTH CARE SERVICES,
                                   INC., A NEW JERSEY CORPORATION

                                *LAKEWOOD HEALTH RESOURCES, INC.,
                                   A DELAWARE CORPORATION

                                *LAUREL HEALTH RESOURCES, INC., A
                                   DELAWARE CORPORATION

                                *LEHIGH NURSING HOMES, INC., A
                                   PENNSYLVANIA CORPORATION

                                *LWNR, INC., A DELAWARE CORPORATION

                                *MABRI CONVALESCENT CENTER, INC., A
                                   CONNECTICUT CORPORATION

                                *MARSHFIELD HEALTH RESOURCES,
                                   INC., A DELAWARE CORPORATION

                                *MIDDLETOWN (RI) ASSOCIATES OF
                                   RHODE ISLAND, L.P., A DELAWARE LIMITED
                                   PARTNERSHIP
                                   By Health Resources of Middletown (RI),
                                    Inc., its General Partner

                                *MONTGOMERY NURSING HOMES, INC.,
                                   A PENNSYLVANIA CORPORATION

                                *NATIONAL PHARMACY SERVICE, INC., A
                                   PENNSYLVANIA CORPORATION

                                *PHC OPERATING CORP., A DELAWARE
                                   CORPORATION

                                *POCAHONTAS CONTINUOUS CARE
                                   CENTER, INC., A WEST VIRGINIA CORPORATION

                                *POINT PLEASANT HAVEN LIMITED
                                   PARTNERSHIP, A WEST VIRGINIA LIMITED
                                   PARTNERSHIP
                                   By Glenmark Associates, Inc., its
                                    General Partner



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                *PROGRESSIVE REHABILITATION CENTERS,
                                   INC, A DELAWARE CORPORATION

                                *PROVIDENCE HEALTH CARE, INC., A
                                   DELAWARE CORPORATION

                                *RALEIGH MANOR LIMITED PARTNERSHIP,
                                   A WEST VIRGINIA LIMITED PARTNERSHIP
                                   By Glenmark Associates, Inc., its
                                    General Partner

                                *REST HAVEN NURSING HOME, INC., A
                                   WEST VIRGINIA CORPORATION

                                *RIDGELAND HEALTH RESOURCES, INC.,
                                   A DELAWARE CORPORATION

                                *RIVER PINES HEALTH RESOURCES,
                                   INC., A DELAWARE CORPORATION

                                *RIVERSHORES HEALTH RESOURCES,
                                   INC., A DELAWARE CORPORATION

                                *RLNR, INC., A DELAWARE CORPORATION

                                *ROMNEY HEALTH CARE CENTER, LIMITED
                                   PARTNERSHIP, A WEST VIRGINIA LIMITED
                                   PARTNERSHIP
                                   By Glenmark Associates, Inc., its
                                    General Partner

                                *ROSE HEALTHCARE, INC., A NEW JERSEY
                                   CORPORATION

                                *ROSE VIEW MANOR, INC., A PENNSYLVANIA
                                   CORPORATION

                                *RSNR, INC., A DELAWARE CORPORATION

                                *RVNR, INC., A DELAWARE CORPORATION

                                *SCHUYLKILL NURSING HOMES, INC., A
                                   PENNSYLVANIA CORPORATION

                                *SCHUYLKILL PARTNERSHIP ACQUISITION
                                   CORP., A PENNSYLVANIA CORPORATION



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                *SENIOR LIVING VENTURES, INC., A
                                   PENNSYLVANIA CORPORATION

                                *SISTERVILLE HAVEN LIMITED
                                   PARTNERSHIP, A WEST VIRGINIA LIMITED
                                   PARTNERSHIP
                                   By Glenmark Associates, Inc., its
                                    General Partner

                                *SNOW VALLEY HEALTH RESOURCES,
                                   INC., A DELAWARE CORPORATION

                                *STAFFORD CONVALESCENT CENTER,
                                   INC., A DELAWARE CORPORATION

                                *S.T.B. INVESTORS, LTD., A NEW YORK
                                   CORPORATION

                                *SVNR, INC., A DELAWARE CORPORATION

                                *TEAYS VALLEY HAVEN LIMITED
                                   PARTNERSHIP, A WEST VIRGINIA CORPORATION
                                   By Glenmark Associates, Inc., its
                                    General Partner

                                *THE HOUSE OF CAMPBELL, INC., A WEST
                                   VIRGINIA CORPORATION

                                *THE STRAUS GROUP-HOPKINS HOUSE,
                                   L.P., A NEW JERSEY LIMITED
                                   PARTNERSHIP
                                   By Encare of Wyncote, Inc.,
                                    its General Partner

                                *THE STRAUS GROUP-QUAKERTOWN
                                   MANOR, L.P., A NEW JERSEY LIMITED
                                   PARTNERSHIP
                                   By Encare of Quakertown, Inc.,
                                    its General Partner

                                *TOTAL REHABILITATION CENTER, INC.,
                                   a Delaware corporation

                                *TRI-STATE MOBILE MEDICAL SERVICES,
                                   INC., A WEST VIRGINIA CORPORATION



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                *WALLINGFORD ASSOCIATES OF
                                   CONNECTICUT, L.P., A DELAWARE
                                   LIMITED PARTNERSHIP
                                   By Health Resources of Wallingford, Inc.,
                                    its General Partner

                                *WARWICK ASSOCIATES OF
                                   RHODE ISLAND, L.P., A DELAWARE
                                   LIMITED PARTNERSHIP
                                   By Health Resources of Warwick, Inc.,
                                    its General Partner




                                *By:
                                    ----------------------------------------
                                    Name:
                                    Title:


                                Address for Notices:

                                c/o The Multicare Companies, Inc.
                                411 Hackensack Avenue
                                Hackensack, NJ 07601
                                Attention: Chief Financial Officer
                                Telecopier No.: (201) 488-8818



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                AGENT:
                                THE CHASE MANHATTAN BANK, N.A.



                                By_____________________________________
                                  Name:
                                  Title:

                                Address for Notices:

                                New York Agency
                                4 Chase Metrotech Center
                                Brooklyn, New York 11245

                                with a copy to:
                                999 Broad Street
                                Bridgeport, CT 06604
                                Attention: Karim T. Assef
                                Telecopier No.: (203) 382-6573



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

                                BANKS:
                                THE CHASE MANHATTAN BANK, N.A.



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                999 Broad Street
                                Bridgeport, CT 06604
                                Attention: Karim T. Assef
                                Telecopier No.: (203) 382-6573



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                                BANKS:
                                UNITED JERSEY BANK



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                214 Main Street, 2nd Floor
                                Hackensack, NJ 07602
                                Attn: James Andersen
                                Telecopier No.: (201) 646-9497



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                                BANKS:
                                FLEET BANK, N.A.


                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                175 Water Street, 27th Floor
                                New York, NY 10038
                                Attn: W. Wakefield Smith
                                Telecopier No.: (212) 602-1321



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                                BANKS:
                                THE BANK OF MONTREAL



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                115 S. Lasalle Street
                                12 West
                                Chicago, IL 60603
                                Attention: Daniel Brown
                                Telecopier No.: (312) 750-3783



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                                BANKS:
                                CREDIT LYONNAIS NEW YORK BRANCH



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                Credit Lyonnais Building
                                1301 Avenue of the Americas
                                New York, NY 10019-6022
                                Attention: Evan Wasser
                                Telecopier No.: (212) 261-3440



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



                                BANKS:
                                MELLON BANK, N.A.



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                610 West Germantown Pike
                                Room 19E-0246, Suite 200
                                Plymouth Meeting, PA 19462
                                Attention: Colleen Cunniffe
                                Telecopier No.: (610) 941-4136



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



                                BANKS:
                                SOCIETY NATIONAL BANK



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                127 Public Square
                                Cleveland, OH 44114
                                Attention: Angela Mago
                                Telecopier No.: (216) 689-5970



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



                                BANKS:
                                THE FIRST NATIONAL BANK OF
                                 CHICAGO



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                Public Banking Department
                                One First National Plaza
                                Mail Suite 0091
                                Chicago, IL 60670-0091
                                Attention: Patricia Schneeberger
                                Telecopier No.: (312) 732-2016



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



                                BANKS:
                                THE BANK OF NOVA SCOTIA



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                Suite 2700
                                600 Peachtree Street, N.E.
                                Atlanta, GA 30308
                                Attention: Carolyn Lopez
                                Telecopier No.: (404) 888-8998



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



                                BANKS:
                                CORESTATES BANK, N.A.



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                1339 Chestnut Street
                                P.O. Box 7618, FC 1-8-3-22
                                Philadelphia, PA  19107-7618
                                Attention: Geoffrey Smith
                                Telecopier No.: (215) 786-8448



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



                                BANKS:
                                FIRST UNION NATIONAL BANK OF NORTH
                                 CAROLINA



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                Capital Markets Group
                                1 First Union Center, TW-19
                                301 South College Street
                                Charlotte, North Carolina 28288-0735
                                Attention: Alan Gardner
                                Telecopier No.: (704) 383-9144



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



                                BANKS:
                                TORONTO DOMINION (NEW YORK), INC.



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office:

                                The Toronto Dominion Bank
                                Houston Agency
                                909 Fannin Street, 17th Floor
                                Houston, Texas 77010
                                Attention: Debbie Greene
                                Telecopier: (713) 951-9921

                                Address for Notices:

                                Health Care Finance, U.S.A. Division
                                31 West 52nd Street
                                New York, NY 10019-6101
                                Attention: David Perlman
                                Telecopier No.: (212) 974-0396

                                with a copy to:

                                The Toronto Dominion Bank
                                Houston Agency
                                909 Fannin Street, 17th Floor
                                Houston, Texas 77010
                                Attention: Debbie Greene
                                Telecopier: (713) 951-9921



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



                                BANKS:
                                MIDLANTIC BANK, N.A.



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                MS: J2-JTTC-16-1
                                PNC Bank, N.A.
                                2 Tower Center
                                East Brunswick, NJ 08816
                                Attention: Karen Voight
                                Telecopier No.: (908) 220-3270



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



                                BANKS:
                                DEUTSCHE BANK AG, NEW YORK BRANCH
                                 AND/OR CAYMAN ISLANDS BRANCH



                                By_____________________________________
                                  Name:
                                  Title:


                                By_____________________________________
                                  Name:
                                  Title:


                                Lending Office and Address for Notices:


                                31 West 52nd Street
                                New York, NY 10019
                                Attention: Colin T. Taylor
                                Telecopier No.: (212) 474-8212



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



                                BANKS:
                                LTCB TRUST COMPANY



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                165 Broadway
                                New York, NY 10006
                                Attention: Yoshihide Nakagawa
                                Telecopier No.: (212) 608-2371



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



                                BANKS:
                                THE SANWA BANK, LIMITED
                                 (NEW YORK BRANCH)



                                By_____________________________________
                                  Name:
                                  Title:



                                Lending Office and Address for Notices:

                                Park Avenue Plaza
                                55 East 52nd Street
                                New York, NY 10055
                                Attention: Paul Judicke
                                Telecopier No.: (212) 754-1304



                      [SIGNATURE PAGE TO CREDIT AGREEMENT]